UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2015

Date of reporting period: 05/31/2015

Item 1 –	Report to Stockholders

MAY 31, 2015

ANNUAL REPORT

FDP Series, Inc.

>	MFS Research International FDP Fund
>	Marsico Growth FDP Fund
>	Invesco Value FDP Fund
>	Franklin Templeton Total Return FDP Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	MAY 31, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended May 31, 2015, market volatility increased from the remarkably low levels seen in recent years, while remaining below the historical average. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond-buying program in 2014 (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Around mid-year, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but a harsh winter brought disappointing first-quarter data and high valuations took their toll on U.S. stocks. Bond yields fell to extreme lows. Although U.S. economic momentum had broadly weakened, the labor market showed signs of improving, which kept investors wondering when to expect the first interest rate hike. In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. However, bouts of higher volatility ensued as Greece’s continued membership in the eurozone again came into question. Oil prices stabilized, allowing emerging market stocks to rebound, although a stronger U.S. dollar continued to be a headwind.

Toward the end of the 12-month period, U.S stock valuations became relatively appealing given the recent strong rally in European shares. Mixed economic data on both sides of the Atlantic drove high volatility in global bond yields. U.S. interest rates returned from the unsustainably low levels reached earlier in 2015, but remained below the historical norm.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of May 31, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.97%	11.81%
U.S. small cap equities (Russell 2000® Index)	6.94	11.32
International equities (MSCI Europe, Australasia, Far East Index)	4.84	(0.48)
Emerging market equities (MSCI Emerging Markets Index)	0.82	(0.01)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.81	5.48
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.09	3.03
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.88	3.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.57	1.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2015	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock MFS Research International Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisers and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2015, the Fund’s Institutional and Investor A Shares outperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, while the Fund’s Investor C Shares underperformed the primary benchmark. For the same period, the Fund’s Institutional and Investor A Shares outperformed the secondary benchmark, the MSCI All Country World (excluding U.S.) Index, while the Fund’s Investor C Shares underperformed the secondary benchmark. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•	Stock selection in the financial services sector was the primary contributor to performance relative to the benchmark index. Within the sector, the Fund’s position in AIA Group Ltd. (Hong Kong) and the lack of a position in Banco Santander, S.A. (Spain) boosted relative return. Stock selection in the consumer cyclical sector also contributed to returns. Elsewhere, the Fund’s position in Santen Pharmaceutical Co. Ltd. (Japan), lack of holdings in BHP Billiton PLC (Australia), and positions in Cognizant Technology Solutions Corp. Class A (United States), KDDI Corporation (Japan), and Valeant Pharmaceuticals International, Inc. (Canada) contributed to performance. A lack of exposure to Total SA (France), and holdings in Novartis AG (Switzerland) and Denso Corp. (Japan) also aided relative results. Additionally, the Fund’s currency exposure contributed to performance.
•	Conversely, stock selection in the capital goods sector weighed on relative results. Within the sector, the Fund’s positions in Schneider Electric SA (France), Joy Global, Inc. (United States), Gerdau SA (Brazil), JGC Corp. (Japan) and a lack of holdings in Toyota Motor Corporation negatively impacted relative performance. In addition, holdings in Sands China Ltd. (Hong Kong), GDF Suez (France), M Dias Branco SA (Brazil), Technip SA (France) and the lack of a position in Novo Nordisk (Denmark) detracted from results.

Describe recent portfolio activity.

•	Within capital goods, the Fund maintained its defensive, anti-cyclical bias. The position has been driven more by the sub-advisor’s bottom-up quality preference than an explicit bearish view on the macroeconomic environment. Although the sub-advisor continues to have concerns regarding the majority of European peripheral banks, the Fund’s exposure there was increased during the period by selling UniCredit SpA (Italy) and purchasing Intesa Sanpaolo (Italy). Banks in the periphery have become quite inexpensive, and could benefit if quantitative easing reinvigorates European growth. In energy, the sub-advisor has been increasingly cautious with respect to the integrated oil business model in the event of an extended low oil price environment. Accordingly, the Fund’s position in Royal Dutch Shell PLC, Class A (United Kingdom) was reduced and the proceeds directed to other existing energy positions within the Fund.

Describe portfolio positioning at period end.

•	The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where the Fund’s sub-advisor finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in Europe (ex-UK), Japan, Asia-Pacific (ex-Japan) and the United Kingdom, while overweight in emerging markets and North America.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2015

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.
[3]	The index is a free-float adjusted, market capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.
[4]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.
[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2015

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.24%	(0.04)%	N/A	9.49%	N/A	5.23%	N/A
Investor A	5.19	(0.25)	(5.49)%	9.25	8.08%	4.97	4.40%
Investor C	4.74	(0.97)	(1.95)	8.42	8.42	4.18	4.18
MSCI EAFE Index	4.84	(0.48)	N/A	9.95	N/A	5.31	N/A
MSCI All Country World (ex U.S.) Index	3.16	(0.90)	N/A	8.09	N/A	5.67	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.40	$6.60	$1,000.00	$1,018.50	$6.49	1.29%
Investor A	$1,000.00	$1,051.90	$7.88	$1,000.00	$1,017.25	$7.75	1.54%
Investor C	$1,000.00	$1,047.40	$11.69	$1,000.00	$1,013.51	$11.50	2.29%
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2015	5

Fund Summary as of May 31, 2015	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved a replacement of the sub-adviser of the Fund from Marsico Capital Management, LLC to Janus Capital Management LLC (“Janus”), subject to the approval of the Fund’s shareholders. In connection with such pending replacement, the Board approved changing the name of the Fund to FDP BlackRock Janus Growth Fund, certain changes to the Fund’s principal investment strategies and investment process, and changes to the Fund’s portfolio managers and benchmark index. All of these changes are contingent upon approval by the Fund’s shareholders of Janus as the sub-adviser to the Fund.

The Board, including the Independent Directors, also approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and adding “BlackRock” to the Fund’s name upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisers and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2015, the Fund generated positive returns, but underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•	Stock selection in the consumer discretionary sector was the primary source of underperformance in the period. In particular, positions in hotel/casino operator Wynn Resorts, Ltd., global online travel services company Priceline Group, Inc., electric automobile manufacturer Tesla Motors, Inc. and broadcasting company CBS Corp. were material detractors. Wynn Resorts was sold during the period as the sub-advisor became increasingly concerned about the impact of China’s corruption crackdown on gaming. Although the Fund materially reduced its energy positions, specific holdings such as exploration & production companies Antero Resources Corp. and Continental Resources, Inc., along with oil field services companies Halliburton Co. and Schlumberger NV significantly detracted from results prior to being sold. Other individual detractors included online enterprise networking company LinkedIn Corp., Class A and American Express Co. The Fund’s position in American Express Co. was sold after the company severed a longstanding relationship as the exclusive credit card provider for Costco.
•	Stock selection in information technology (“IT”) was the top contributor to returns as positions in personal computing and communication device manufacturer Apple Inc., social networking company Facebook, Inc., Class A, electronic payments company Visa Inc., Class A and Netherlands-based lithography equipment manufacturer ASML Holding NV were among the best performers for the period. In addition, the Fund benefited from stock selection and an overweight position in health care, the top-performing sector in the benchmark index. In particular, positions in biotechnology companies Gilead Sciences, Inc., Celgene Corp. and Biogen Inc. were meaningful contributors to performance. Gilead Sciences, Inc. was sold during the period on concerns regarding increased competition and pricing weakness for the company’s hepatitis C drugs Sovaldi and Harvoni. Elsewhere, an underweight position to energy, the weakest sector in the benchmark index, and an overweight position to consumer discretionary, among the top-performing sectors, proved beneficial. Other significant individual contributors included The Sherwin-Williams Co., The Walt Disney Co. and Starbucks Corp.
Describe recent portfolio activity.

•	During the reporting period, the Fund decreased its positions in the consumer discretionary, industrials, energy and materials sectors. In the consumer discretionary sector, the Fund focused on core growth companies that the sub-advisor believes offer greater earnings predictability. Within industrials and materials, holdings were condensed into the sub-advisor’s highest conviction stocks. During the reporting period, crude oil prices declined to multi-year lows, and the Fund significantly reduced its energy exposure. In addition, allocations in IT and health care were substantially increased. Within IT, the Fund’s position in Apple Inc. was reinitiated on the view that the company is embarking on another leg of growth with the iPhone “refresh” and a number of other new initiatives. The Fund also added positions in the health care sector that could benefit from the Affordable Care Act. These included HCA Holdings, an operator of hospitals, and UnitedHealth Group Inc., the country’s largest health insurance company. The sub-advisor believes that we are in the early stages of a paradigm shift in drug development surrounding targeted therapeutics, and thus the Fund added names such as Illumina, Inc., Vertex Pharmaceuticals, Inc. and Incyte Corp.
•	The Fund’s cash position was at times elevated due in part to transitioning to new positions, and this detracted from performance relative to the benchmark index during the period.

Describe portfolio positioning at period end.

•	On an absolute basis, the Fund’s largest sector allocations were IT, health care, consumer discretionary and industrials. Relative to the S&P 500® Index, the Fund was overweight in IT, health care and consumer discretionary, and underweight in financials and consumer staples. The Fund had no sector exposure to energy, telecommunication services or utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2015

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.44%	9.55%	N/A	14.73%	N/A	7.10%	N/A
Investor A	1.30	9.32	3.59%	14.44	13.21%	6.84	6.26%
Investor C	0.90	8.46	7.46	13.58	13.58	6.03	6.03
S&P 500® Index	2.97	11.81	N/A	16.54	N/A	7.82	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.40	$5.47	$1,000.00	$1,019.50	$5.49	1.09%
Investor A	$1,000.00	$1,013.00	$6.78	$1,000.00	$1,018.20	$6.79	1.35%
Investor C	$1,000.00	$1,009.00	$10.52	$1,000.00	$1,014.46	$10.55	2.10%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2015	7

Fund Summary as of May 31, 2015	Invesco Value FDP Fund

Investment Objective

Invesco Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock Invesco Value Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisers and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2015, the Fund generated positive returns, but underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Stock selection in energy and an overweight in the sector represented the largest detractors from relative performance during the period. In particular, the Fund’s positions in the energy equipment & services companies Weatherford International Ltd. and Halliburton Co. suffered from the sharp decline in crude oil prices in late 2014. Stock selection and a slight underweight position in health care also detracted due to minimal exposure to the health care equipment & services sub-sector, as those stocks posted strong returns. Lastly, stock selection within telecommunication services (“telecom”), mainly from holdings within diversified telecom companies, was a slight detractor.
•	The largest contribution to performance came from the Fund’s foreign currency forward contracts, used for the sole purpose of risk management of foreign currency exposure. Performance benefited from the strength of the U.S. dollar versus currencies in which stocks held in the portfolio were denominated. Strong stock selection within financials was also a significant contributor, mainly from capital markets holdings including Bank of New York Mellon Corp. and Morgan Stanley. Strong stock selection and a material underweight position to industrials also enhanced relative return. The Fund’s holdings in Ingersoll-Rand PLC, along with the lack of any exposure to Caterpillar Inc., were significant drivers of performance within the sector. Stock selection within consumer staples also contributed, in particular a position in ConAgra Foods, Inc. and an absence of holdings in Procter & Gamble Co. Stock selection and an underweight in materials also contributed. Finally, an underweight in utilities added to returns.

Describe recent portfolio activity.

•	The majority of activity in the portfolio took place in late 2014 and early 2015, when the Fund added to its energy holdings on weakness in the wake of the steep decline in oil prices. These purchases were consistent with the Fund’s process and philosophy of buying deeply discounted companies with the idea of holding them for the long term, when most other investors are focused on the short-term prospects for these companies. Although energy stocks have recovered somewhat from recent lows, the sector may take some time to fully rebound, as investors remain focused on predicting a bottom rather than investing with a longer time horizon. Valuations are compelling across the board in energy, and we continue to add selectively on weakness, with a focus on integrated oil & gas and, to a lesser degree, exploration & production. That said, the Fund has been looking to reduce positions in oil services as prices recover there.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period overweight in energy, consumer discretionary and information technology, and underweight in utilities, consumer staples, financials, industrials, health care, materials and telecom.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2015

Invesco Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks (convertible securities).
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.69%	7.49%	N/A	15.65%	N/A	6.96%	N/A
Investor A	2.57	7.19	1.56%	15.35	14.12%	6.70	6.12%
Investor C	2.21	6.40	5.40	14.47	14.47	5.90	5.90
Russell 1000® Value Index	2.03	9.03	N/A	15.62	N/A	7.06	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.90	$5.31	$1,000.00	$1,019.70	$5.29	1.05%
Investor A	$1,000.00	$1,025.70	$6.57	$1,000.00	$1.018.45	$6.54	1.30%
Investor C	$1,000.00	$1,022.10	$10.33	$1,000.00	$1,014.71	$10.30	2.05%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2015	9

Fund Summary as of May 31, 2015	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long-term.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock Franklin Templeton Total Return Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisers and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2015, the Fund generated positive returns, but underperformed the benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•	During the period, the Fund’s positioning along the U.S. yield curve hindered results. The Fund’s allocations to tax-exempt municipal bonds, high yield corporate credit and Treasury inflation-protected securities also detracted from performance.
•	The Fund’s allocation to foreign currencies had a positive impact on results during the period. Fixed-rate mortgage-backed securities (“MBS”) positions provided a strong boost to performance, as did non-U.S. dollar denominated bonds. The Fund’s senior secured floating rate loans also benefited results. In addition, security selection within the investment grade corporate credit sector helped performance.

Describe recent portfolio activity.

•	During the period, the Fund increased its allocation in small increments to securitized holdings such as asset-backed securities and commercial mortgage-backed securities (“CMBS”). The Fund also increased its corporate credit holdings at what were considered to be attractive valuations. Conversely, the Fund reduced its allocation in international bonds and municipal bonds.

•	The Fund uses mortgage dollar rolls, which require future mortgage settlements. To meet these forward liabilities, the Fund holds cash or invests in high-quality, liquid assets. The Fund’s allocation in cash and cash equivalents did not materially impact performance during the period.
•	In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risks. If the Fund had not owned derivatives, the sub-advisor likely would have tried to obtain the same or similar exposure by using cash instruments (non-derivatives), which in many cases may have been less efficient.

Describe portfolio positioning at period end.

•	Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period slightly overweight in many of the credit sectors, including corporate credit and securitized products such as CMBS and non-agency residential MBS, based on the belief that valuations remained relatively attractive on a longer-term basis. The Fund also maintained significant overweighting to international bonds.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2015

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans, municipal securities and futures with reference securities that are investment grade.
[3]	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2015

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.61%	1.11%	2.61%	N/A	5.17%	N/A	4.92%	N/A
Investor A	1.31	0.99	2.26	(1.83)%	4.89	4.04%	4.66	4.23%
Investor C	0.82	0.71	1.69	0.70	4.31	4.31	4.08	4.08
Barclays U.S. Aggregate Bond Index	—	1.09	3.03	N/A	3.90	N/A	4.72	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,011.10	$3.61	$1,000.00	$1,021.34	$3.63	0.72%
Investor A	$1,000.00	$1,009.90	$4.91	$1,000.00	$1,020.04	$4.94	0.98%
Investor C	$1,000.00	$1,007.10	$7.66	$1,000.00	$1,017.30	$7.70	1.53%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
FDP SERIES, INC.	MAY 31, 2015	11

About Fund Performance

Shares are only available for purchase through the FDP Service.
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.
•	Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase. These shares are generally available through financial intermediaries.

•	Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
•	BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. The Manager did not waive or reimburse any fees or expenses under these arrangements during the year ended May 31, 2015. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date of such agreement. The Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.05% of its advisory fee payable by Marsico Growth FDP Fund. Without such waiver and/or reimbursement, the Marsico Growth FDP Fund’s performance would have been lower. This voluntary waiver may be reduced or discontinued at any time without notice. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	FDP SERIES, INC.	MAY 31, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2014 and held through May 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	13

Portfolio Information as of May 31, 2015

MFS Research International FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Roche Holding AG	3%
Novartis AG, Registered Shares	3
Nestle SA, Registered Shares	3
HSBC Holdings PLC	2
UBS Group AG	2
Denso Corp	2
Bayer AG, Registered Shares	2
Rio Tinto PLC	2
Schneider Electric SA	2
Mitsubishi UFJ Financial Group, Inc.	2

Geographic Allocation	Percent of Long-Term Investments
Japan	19%
United Kingdom	16
Switzerland	15
France	9
Germany	7
Netherlands	6
Hong Kong	5
Australia	4
United States	3
Sweden	3
Taiwan	2
Canada	2
Italy	2
Other[1]	7
[1]	Other includes a 1% holding or less in each of the following countries: Austria, Belgium, Bermuda, Brazil, China, Denmark, Greece, India, Philippines, Portugal, Russia, Singapore, and Thailand.

Marsico Growth FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	8%
Biogen, Inc.	5
Facebook, Inc.	5
The Walt Disney Co.	4
Valeant Pharmaceuticals International, Inc.	4
HCA Holdings, Inc.	3
Visa, Inc.	3
Actavis PLC	3
The Sherwin-Williams Co.	3
NIKE, Inc.	3

Sector Allocation	Percent of Long-Term Investments
Information Technology	33%
Health Care	28
Consumer Discretionary	22
Industrials	9
Materials	3
Financials	3
Consumer Staples	2
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
14	FDP SERIES, INC.	MAY 31, 2015

Portfolio Information as of May 31, 2015 (concluded)

Invesco Value FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Citigroup, Inc.	5%
JPMorgan Chase & Co.	4
General Electric Co.	3
Bank of America Corp.	2
Carnival Corp.	2
Suncor Energy, Inc.	2
Weatherford International PLC	2
Cisco Systems, Inc.	2
Merck & Co., Inc.	2
Royal Dutch Shell PLC — ADR, Class A	2

Sector Allocation	Percent of Long-Term Investments
Financials	26%
Consumer Discretionary	17
Energy	16
Information Technology	13
Health Care	13
Industrials	7
Consumer Staples	5
Materials	2
Utilities	1
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	41%
U.S. Government Sponsored Agency Securities	22
Foreign Agency Obligations	9
Non-Agency Mortgage-Backed Securities	7
Floating Rate Loan Interests	6
Asset-Backed Securities	6
Municipal Bonds	3
Preferred Securities	3
U.S. Treasury Obligations	3

FDP SERIES, INC.	MAY 31, 2015	15

Schedule of Investments May 31, 2015	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Australia — 3.8%
APA Group (a)	148,843	$1,057,858
Iluka Resources Ltd.	160,414	1,097,793
Oil Search Ltd.	106,014	612,706
Orica Ltd.	91,674	1,526,216
Westpac Banking Corp.	110,976	2,843,204
		7,137,777
Austria — 0.4%
Erste Group Bank AG (b)	28,789	835,292
Belgium — 1.1%
KBC Groep NV	31,864	2,135,646
Bermuda — 0.4%
Hiscox Ltd.	57,184	745,376
Brazil — 0.5%
Gerdau SA — ADR	116,380	322,373
M Dias Branco SA	22,023	595,104
		917,477
Canada — 1.6%
Enbridge, Inc.	22,019	1,053,144
Valeant Pharmaceuticals International, Inc. (b)	8,460	2,019,994
		3,073,138
China — 0.4%
Alibaba Group Holding Ltd. — SP ADR (b)	8,925	797,181
Denmark — 0.4%
TDC A/S	109,151	815,147
France — 8.9%
BNP Paribas SA	38,163	2,298,685
Danone SA	42,601	2,926,562
Dassault Systemes SA	10,716	836,170
GDF Suez	79,937	1,611,329
L’Oreal SA	13,318	2,511,795
Legrand SA	10,311	579,505
LVMH Moet Hennessy Louis Vuitton SA	10,864	1,929,949
Schneider Electric SE	42,800	3,226,702
Technip SA	8,580	565,413
		16,486,110
Germany — 7.3%
Bayer AG, Registered Shares	25,645	3,645,899
Brenntag AG	10,771	651,564
Deutsche Wohnen AG, Bearer Shares	22,772	555,245
Infineon Technologies AG	100,915	1,317,904
Linde AG	14,615	2,808,192
ProSiebenSat.1 Media AG, Registered Shares	15,266	731,083
Siemens AG, Registered Shares	26,253	2,766,226
Symrise AG	17,952	1,144,562
		13,620,675
Greece — 0.3%
Hellenic Telecommunications Organization SA (b)	55,146	488,026
Common Stocks	Shares	Value
Hong Kong — 4.5%
AIA Group Ltd.	459,200	$3,014,434
BOC Hong Kong Holdings Ltd.	254,000	1,042,553
China Resources Gas Group Ltd.	360,000	1,107,307
Esprit Holdings Ltd.	375,700	375,031
Global Brands Group Holding Ltd. (b)	2,154,000	482,926
Hutchison Whampoa Ltd.	125,000	1,853,965
Sands China Ltd.	118,000	454,386
		8,330,602
India — 0.9%
HDFC Bank Ltd. — ADR	15,247	909,026
Reliance Industries Ltd.	53,429	733,011
		1,642,037
Italy — 1.5%
Intesa Sanpaolo SpA	579,356	2,098,823
Telecom Italia SpA, Non-Convertible Savings Shares	752,639	745,072
		2,843,895
Japan — 19.1%
AEON Financial Service Co. Ltd.	45,700	1,103,820
Denso Corp.	71,400	3,725,204
Honda Motor Co. Ltd.	81,900	2,816,137
Inpex Corp.	65,000	797,360
Japan Tobacco, Inc.	68,700	2,493,121
JSR Corp.	143,200	2,599,059
KDDI Corp.	95,100	2,140,765
Kubota Corp.	84,000	1,396,707
Mitsubishi Corp.	51,600	1,152,533
Mitsubishi UFJ Financial Group, Inc.	409,800	3,021,784
Nomura Research Institute Ltd.	27,300	1,044,705
Ryohin Keikaku Co. Ltd.	2,900	490,385
Santen Pharmaceutical Co. Ltd.	157,300	2,178,527
Softbank Corp.	23,300	1,386,980
Sony Financial Holdings, Inc.	39,800	693,466
Sumitomo Mitsui Financial Group, Inc.	61,500	2,790,828
Sundrug Co. Ltd.	21,600	1,141,217
Terumo Corp.	42,000	952,534
Tokyo Gas Co. Ltd.	223,000	1,229,825
Yamato Holdings Co. Ltd.	123,400	2,513,205
		35,668,162
Netherlands — 5.5%
Akzo Nobel NV	38,165	2,901,929
ING Groep NV CVA	174,508	2,881,400
Reed Elsevier NV	61,251	1,485,226
Royal Dutch Shell PLC, Class A	99,189	2,956,666
		10,225,221
Philippines — 0.2%
Philippine Long Distance Telephone Co.	7,405	461,732

Portfolio Abbreviations

ABS ADR AGM BRL CAB CAD CHF CLP CVA DKK
Asset-Backed Security
American Depositary Receipts
Assured Guaranty Municipal Corp.
Brazilian Real
Capital Appreciation Bonds
Canadian Dollar
Swiss Franc
Chilean Peso
Certification Van Aandelen (Dutch Certificate)
Danish Krone
	EDA EUR HKD HUF GBP GO JPY KRW MXN MYR	Economic Development Authority Euro Hong Kong Dollar Hungarian Forint British Pound General Obligation Bonds Japanese Yen South Korean Won Mexican Peso Malaysian Ringgit	NVDR OJSC OTC PCL PHP PLN PSF-GTD RB SGD USD	Non-voting Depository Receipts Open Joint Stock Company Over-the-Counter Public Company Limited Philippine Peso Polish Zloty Permanent School Fund Guaranteed Revenue Bonds Singapore Dollar U.S. Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	MFS Research International FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Portugal — 0.4%
Galp Energia SGPS SA	56,688	$667,324
Russia — 0.4%
Mobile Telesystems OJSC (b)	72,175	337,694
Sberbank of Russia — ADR	69,701	392,416
		730,110
Singapore — 1.0%
DBS Group Holdings Ltd.	123,400	1,855,259
Sweden — 3.0%
Atlas Copco AB, A Redemption Shares (b)	97,794	68,243
Atlas Copco AB, A Shares	97,794	2,958,774
Hennes & Mauritz AB, Class B	21,826	861,027
Telefonaktiebolaget LM Ericsson, Class B	147,163	1,656,404
		5,544,448
Switzerland — 15.2%
Julius Baer Group Ltd. (b)	23,851	1,302,132
Nestle SA, Registered Shares	74,454	5,768,472
Novartis AG, Registered Shares	59,008	6,056,080
Roche Holding AG	20,734	6,321,199
Schindler Holding AG, Participation Certificates	13,056	2,288,520
UBS Group AG (b)	180,992	3,895,272
Zurich Insurance Group AG (b)	8,329	2,658,646
		28,290,321
Taiwan — 2.3%
MediaTek, Inc.	148,000	1,991,146
Taiwan Semiconductor Manufacturing Co. Ltd.	463,439	2,204,596
		4,195,742
Thailand — 0.3%
Kasikornbank PCL—NVDR	94,700	547,373
United Kingdom — 16.1%
BG Group PLC	138,273	2,410,169
BT Group PLC	126,007	861,823
Burberry Group PLC	17,675	458,998
Cairn Energy PLC (b)	129,055	335,395
Centrica PLC	202,185	856,647
Compass Group PLC	76,732	1,343,881
GKN PLC	174,787	981,138
HSBC Holdings PLC	481,232	4,572,073
Prudential PLC	74,694	1,861,340
Reckitt Benckiser Group PLC	30,363	2,742,251
Rio Tinto PLC	79,438	3,474,176
Common Stocks		Shares	Value
United Kingdom (concluded)
Royal Bank of Scotland Group PLC (b)		398,857	$2,112,148
Stagecoach Group PLC		85,793	530,405
Standard Chartered PLC		51,843	829,433
Vodafone Group PLC		536,062	2,095,461
Whitbread PLC		30,013	2,352,120
WPP PLC		91,192	2,154,519
			29,971,977
United States — 3.2%
Autoliv, Inc.		6,760	852,774
Cognizant Technology Solutions Corp., Class A (b)		31,152	2,016,157
Mastercard, Inc., Class A		13,552	1,250,308
Yum! Brands, Inc.		19,723	1,777,240
			5,896,479
Total Long-Term Investments (Cost — $148,325,941) — 98.7%			183,922,527

Short-Term Securities		Par (000)
Time Deposits — 1.0%
Europe — 0.1%
Brown Brothers Harriman & Co., 0.00%, 6/01/15	EUR	116	127,143
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	HKD	156	20,152
Switzerland — 0.1%
Brown Brothers Harriman & Co., 0.00%, 6/01/15	CHF	90	96,288
United Kingdom — 0.0%
Wells Fargo Co., 0.08%, 6/01/15	GBP	29	44,063
United States — 0.8%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	USD	1,550	1,550,008
Total Short-Term Securities (Cost — $1,837,654) — 1.0%			1,837,654
Total Investments (Cost — $150,163,595) — 99.7%			$185,760,181
Other Assets Less Liabilities — 0.3%			512,773
Net Assets — 100.0%			$186,272,954

Notes to Schedule of Investments

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:
•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	17

Schedule of Investments (concluded)	MFS Research International FDP Fund
Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$7,137,777	—	$7,137,777
Austria	—	835,292	—	835,292
Belgium	—	2,135,646	—	2,135,646
Bermuda	—	745,376	—	745,376
Brazil	$917,477	—	—	917,477
Canada	3,073,138	—	—	3,073,138
China	797,181	—	—	797,181
Denmark	—	815,147	—	815,147
France	—	16,486,110	—	16,486,110
Germany	—	13,620,675	—	13,620,675
Greece	—	488,026	—	488,026
Hong Kong	—	8,330,602	—	8,330,602
India	909,026	733,011	—	1,642,037
Italy	—	2,843,895	—	2,843,895
Japan	—	35,668,162	—	35,668,162
Netherlands	—	10,225,221	—	10,225,221
Philippines	—	461,732	—	461,732
Portugal	—	667,324	—	667,324
Russia	392,416	337,694	—	730,110
Singapore	—	1,855,259	—	1,855,259
Sweden	68,243	5,476,205	—	5,544,448
Switzerland	—	28,290,321	—	28,290,321
Taiwan	—	4,195,742	—	4,195,742
Thailand	—	547,373	—	547,373
United Kingdom	530,405	29,441,572	—	29,971,977
United States	5,896,479	—	—	5,896,479
Short-Term Securities:
Time Deposits	—	1,837,654	—	1,837,654
Total	$12,584,365	$173,175,816	—	$185,760,181

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, foreign bank overdraft of $113 is categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments May 31, 2015	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 2.8%
The Boeing Co.	31,480	$4,423,570
Airlines — 1.8%
Delta Air Lines, Inc.	69,037	2,963,068
Automobiles — 1.2%
Tesla Motors, Inc. (a)	7,839	1,966,021
Biotechnology — 11.0%
Biogen, Inc. (a)	19,321	7,670,244
Celgene Corp. (a)	34,437	3,940,970
Incyte Corp. (a)	15,584	1,716,577
Vertex Pharmaceuticals, Inc. (a)	33,451	4,291,429
		17,619,220
Capital Markets — 2.4%
The Charles Schwab Corp.	120,202	3,804,393
Chemicals — 3.0%
The Sherwin-Williams Co.	16,642	4,795,892
Communications Equipment — 1.1%
Palo Alto Networks, Inc. (a)	10,439	1,769,306
Food & Staples Retailing — 1.7%
CVS Health Corp.	26,853	2,749,210
Health Care Providers & Services — 6.1%
HCA Holdings, Inc. (a)	62,067	5,078,943
UnitedHealth Group, Inc.	38,405	4,616,665
		9,695,608
Hotels, Restaurants & Leisure — 4.4%
Chipotle Mexican Grill, Inc. (a)	2,363	1,454,473
Royal Caribbean Cruises Ltd.	20,008	1,520,208
Starbucks Corp.	78,403	4,073,820
		7,048,501
Internet & Catalog Retail — 2.3%
Alibaba Group Holding Ltd. — SP ADR (a)	23,807	2,126,441
The Priceline Group, Inc. (a)	1,260	1,476,771
		3,603,212
Internet Software & Services — 8.8%
Facebook, Inc., Class A (a)	96,606	7,650,229
LinkedIn Corp., Class A (a)	15,397	3,001,337
Tencent Holdings Ltd.	174,100	3,472,061
		14,123,627
IT Services — 5.1%
FleetCor Technologies, Inc. (a)	20,271	3,084,030
Visa, Inc., Class A	73,813	5,069,477
		8,153,507
Life Sciences Tools & Services — 1.1%
Illumina, Inc. (a)	8,524	1,756,626
Media — 6.1%
Comcast Corp., Class A	52,069	3,043,954
The Walt Disney Co.	60,157	6,639,528
		9,683,482
Common Stocks		Shares	Value
Multiline Retail — 2.8%
Dollar Tree, Inc. (a)		58,740	$4,404,913
Pharmaceuticals — 7.9%
Actavis PLC (a)		16,372	5,023,093
Pacira Pharmaceuticals, Inc. (a)		27,461	2,147,725
Valeant Pharmaceuticals International, Inc. (a)		23,121	5,520,601
			12,691,419
Road & Rail — 4.0%
Canadian Pacific Railway Ltd.		19,482	3,208,880
Union Pacific Corp.		31,726	3,201,471
			6,410,351
Semiconductors & Semiconductor Equipment — 4.4%
ASML Holding NV—NY Shares		30,351	3,408,417
NXP Semiconductor NV (a)		32,502	3,648,350
			7,056,767
Software — 3.4%
Electronic Arts, Inc. (a)		44,232	2,775,779
Salesforce.com, Inc. (a)		35,876	2,609,979
			5,385,758
Specialty Retail — 0.9%
Signet Jewelers Ltd.		11,737	1,517,946
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.		88,059	11,472,327
Textiles, Apparel & Luxury Goods — 4.0%
Lululemon Athletica, Inc. (a)		29,847	1,784,552
NIKE, Inc., Class B		45,763	4,652,724
			6,437,276
Total Long-Term Investments (Cost — $119,239,568) — 93.5%			149,532,000

Short-Term Securities		Par (000)
Time Deposits — 4.9%
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	HKD	63	8,083
United States — 4.9%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	USD	7,890	7,889,687
Total Short-Term Securities (Cost — $7,897,770) — 4.9%			7,897,770
Total Investments (Cost — $127,137,338) — 98.4%			$157,429,770
Other Assets Less Liabilities — 1.6%			2,488,324
Net Assets — 100.0%			$159,918,094

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	19

Schedule of Investments (concluded)	Marsico Growth FDP Fund

Notes to Schedule of Investments

(a)	Non-income producing security.
•	For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:
•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$146,059,939	$3,472,061	—	$149,532,000
Short-Term Securities	—	7,897,770	—	7,897,770
Total	$146,059,939	$11,369,831	—	$157,429,770
[1]	See above Schedule of Investments for values in each sector, excluding Level 2, which includes a portion of Internet Software & Services, within the table.

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments May 31, 2015	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Aerospace & Defense — 1.8%
Honeywell International, Inc.	10,578	$1,102,228
Textron, Inc.	40,487	1,830,822
		2,933,050
Auto Components — 1.9%
Johnson Controls, Inc.	58,341	3,034,899
Automobiles — 1.8%
General Motors Co.	81,486	2,931,051
Banks — 4.3%
Citizens Financial Group, Inc.	36,603	982,424
Fifth Third Bancorp	105,586	2,137,061
The PNC Financial Services Group, Inc. (a)	500	47,845
U.S. Bancorp	14,230	613,455
Wells Fargo & Co.	54,405	3,044,504
		6,825,289
Beverages — 0.9%
The Coca-Cola Co.	34,553	1,415,291
Capital Markets — 6.1%
The Bank of New York Mellon Corp.	57,003	2,471,650
The Goldman Sachs Group, Inc.	8,907	1,836,535
Morgan Stanley	72,444	2,767,361
State Street Corp.	34,367	2,678,220
		9,753,766
Communications Equipment — 2.1%
Cisco Systems, Inc.	111,290	3,261,910
Consumer Finance — 0.4%
Ally Financial, Inc. (b)	25,131	569,720
Diversified Financial Services — 10.6%
Bank of America Corp.	229,533	3,787,295
Citigroup, Inc.	138,851	7,509,062
JPMorgan Chase & Co.	84,826	5,579,854
		16,876,211
Diversified Telecommunication Services — 0.3%
Frontier Communications Corp.	80,459	414,364
Electric Utilities — 0.5%
FirstEnergy Corp.	21,427	764,515
Electrical Equipment — 1.1%
Emerson Electric Co.	29,985	1,808,395
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	51,431	1,075,937
Energy Equipment & Services — 3.7%
Halliburton Co.	34,685	1,574,699
Noble Corp. PLC	61,816	1,035,418
Weatherford International PLC (b)	240,548	3,324,373
		5,934,490
Food & Staples Retailing — 1.0%
CVS Health Corp.	6,854	701,713
Wal-Mart Stores, Inc.	12,335	916,120
		1,617,833
Food Products — 3.1%
ConAgra Foods, Inc.	72,606	2,803,318
Mondelez International, Inc., Class A	31,360	1,304,262
Unilever NV — NY Shares	18,539	791,615
		4,899,195
Health Care Equipment & Supplies — 0.7%
Medtronic PLC	14,401	1,099,084
Common Stocks	Shares	Value
Health Care Providers & Services — 1.8%
Anthem, Inc.	9,800	$1,644,930
Express Scripts Holding Co. (b)	13,285	1,157,655
		2,802,585
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	78,070	3,616,983
Household Durables — 0.7%
Newell Rubbermaid, Inc.	29,048	1,148,267
Industrial Conglomerates — 2.5%
General Electric Co.	148,050	4,037,324
Insurance — 3.6%
Aflac, Inc.	24,771	1,541,252
The Allstate Corp.	28,555	1,922,322
MetLife, Inc.	42,857	2,239,707
		5,703,281
Internet Software & Services — 2.4%
eBay, Inc. (b)	47,771	2,931,229
Yahoo!, Inc. (b)	18,925	812,545
		3,743,774
Machinery — 1.2%
Ingersoll-Rand PLC	27,737	1,907,751
Media — 7.0%
CBS Corp., Class B	13,161	812,297
Comcast Corp., Class A	40,599	2,373,417
Time Warner Cable, Inc.	12,283	2,221,872
Time Warner, Inc.	12,346	1,042,990
Twenty-First Century Fox, Inc.	59,622	1,993,760
Viacom, Inc., Class B	39,750	2,658,480
		11,102,816
Metals & Mining — 0.6%
Alcoa, Inc.	81,816	1,022,700
Multi-Utilities — 0.4%
PG&E Corp.	11,609	620,733
Multiline Retail — 2.6%
Kohl’s Corp.	36,973	2,421,362
Target Corp.	21,834	1,731,873
		4,153,235
Oil, Gas & Consumable Fuels — 11.6%
BP PLC — ADR	72,446	3,003,611
Chevron Corp.	16,546	1,704,238
Devon Energy Corp.	30,180	1,968,340
Hess Corp.	14,057	949,129
Murphy Oil Corp.	37,148	1,614,452
Occidental Petroleum Corp.	18,983	1,484,281
QEP Resources, Inc.	65,696	1,237,056
Royal Dutch Shell PLC — ADR, Class A	52,427	3,130,940
Suncor Energy, Inc.	116,357	3,401,115
		18,493,162
Paper & Forest Products — 0.9%
International Paper Co.	27,523	1,426,517
Pharmaceuticals — 9.7%
AbbVie, Inc.	20,990	1,397,724
Bristol-Myers Squibb Co.	12,882	832,177
GlaxoSmithKline PLC — ADR	13,982	620,382
Merck & Co., Inc.	53,426	3,253,109
Novartis AG, Registered Shares	28,279	2,902,316
Pfizer, Inc.	78,475	2,727,006
Roche Holding AG — ADR	40,041	1,539,977
Sanofi — ADR	43,909	2,169,544
		15,442,235

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	21

Schedule of Investments (continued)	Invesco Value FDP Fund (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	48,209	$1,661,282
Software — 4.3%
Autodesk, Inc. (b)	9,071	491,194
Citrix Systems, Inc. (b)	27,596	1,794,016
Microsoft Corp.	46,836	2,194,735
Symantec Corp.	97,646	2,404,533
		6,884,478
Technology Hardware, Storage & Peripherals — 2.5%
Hewlett-Packard Co.	67,023	2,238,568
NetApp, Inc.	53,109	1,773,841
		4,012,409
Textiles, Apparel & Luxury Goods — 0.3%
Fossil Group, Inc. (b)	7,239	514,041
Total Long-Term Investments (Cost — $109,487,223) — 96.4%		153,508,573
Short-Term Securities	Par (000)	Value
Time Deposits — 3.3%
United States — 3.3%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	$5,291	$5,290,585
Total Short-Term Securities (Cost — $5,290,585) — 3.3%		5,290,585
Total Investments (Cost — $114,777,808) — 99.7%		$158,799,158
Other Assets Less Liabilities — 0.3%		474,410
Net Assets — 100.0%		$159,273,568

Notes to Schedule of Investments

(a)	During the year ended May 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2014	Shares Purchased	Shares Sold	Shares Held at May 31, 2015	Value at May 31, 2015	Income	Realized Gain (Loss)
The PNC Financial Services Group, Inc.	500	—	—	500	$47,845	$975	—

(b)	Non-income producing security.
•	As of May 31, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	785,488	CAD	945,896	Canadian Imperial Bank of Commerce	6/12/15	$25,031
USD	785,205	CAD	945,897	Deutsche Bank AG	6/12/15	24,748
USD	785,303	CAD	945,897	Goldman Sachs International	6/12/15	24,846
USD	782,992	CAD	942,779	Royal Bank of Canada	6/12/15	25,041
USD	930,532	CHF	851,949	Canadian Imperial Bank of Commerce	6/12/15	23,765
USD	930,698	CHF	852,035	Deutsche Bank AG	6/12/15	23,839
USD	930,970	CHF	851,949	Goldman Sachs International	6/12/15	24,203
USD	930,737	CHF	851,949	Royal Bank of Canada	6/12/15	23,970
USD	1,084,617	EUR	956,949	Barclays Bank PLC	6/12/15	33,470
USD	1,084,625	EUR	956,949	Canadian Imperial Bank of Commerce	6/12/15	33,480
USD	1,084,874	EUR	956,949	Deutsche Bank AG	6/12/15	33,728
USD	1,084,154	EUR	955,977	Goldman Sachs International	6/12/15	34,076
USD	1,085,158	EUR	956,951	Royal Bank of Canada	6/12/15	34,010
USD	799,872	GBP	525,545	Barclays Bank PLC	6/12/15	(3,307)
USD	795,180	GBP	522,406	Canadian Imperial Bank of Commerce	6/12/15	(3,201)
USD	800,053	GBP	525,545	Deutsche Bank AG	6/12/15	(3,126)
USD	799,881	GBP	525,546	Goldman Sachs International	6/12/15	(3,299)
Total						$351,274

•
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (concluded)	Invesco Value FDP Fund
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:
•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$150,606,257	$2,902,316	—	$153,508,573
Short-Term Securities	—	5,290,585	—	5,290,585
Total	$150,606,257	$8,192,901	—	$158,799,158
[1]	See above Schedule of Investments for values in each sector, excluding Level 2, which includes a portion of Pharmaceuticals, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Forward foreign currency exchange contracts	—	$364,207	—	$364,207
Liabilities:
Forward foreign currency exchange contracts	—	(12,933)	—	(12,933)
Total	—	$351,274	—	$351,274
[2]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, foreign currency at value of $54 is categorized as Level 1 within the disclosure hierarchy.

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	23

Schedule of Investments May 31, 2015	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
American Express Credit Account Master Trust, Class A (a):
Series 2008-2, 1.45%, 9/15/20	USD	780	$801,197
Series 2008-6, 1.39%, 2/15/18		140	140,179
Series 2012-1, 0.46%, 1/15/20		410	410,348
Series 2012-3, 0.34%, 3/15/18		290	290,000
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.43%, 5/15/20 (a)		560	560,049
American Homes 4 Rent, 1.25%, 6/17/31 (a)(b)		128	127,501
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, 1.01%, 6/25/34 (a)		297	289,597
Argent Securities, Inc., Series 2005-W2, Class A2C, 0.54%, 10/25/35 (a)		225	212,429
Capital One Multi-Asset Execution Trust (a):
Series 2007-A1, Class A1, 0.24%, 11/15/19		210	209,304
Series 2007-A2, Class A2, 0.27%, 12/16/19		1,290	1,285,742
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.68%, 2/26/35 (a)		129	113,977
Chase Issuance Trust:
Series 2012-A3, Class A3, 0.79%, 6/15/17		160	160,024
Series 2012-A6, Class A, 0.32%, 8/15/17 (a)		110	109,995
Series 2012-A8, Class A8, 0.54%, 10/16/17		380	380,029
Series 2012-A9, Class A9, 0.34%, 10/16/17 (a)		110	110,000
Series 2013-A6, Class A6, 0.61%, 7/15/20 (a)		880	882,790
Series 2014-A3, Class A3, 0.39%, 5/15/18 (a)		1,330	1,330,141
Citibank Credit Card Issuance Trust:
Series 2012-A1, Class A1, 0.55%, 10/10/17		260	260,020
Series 2013-A12, Class A12, 0.51%, 11/07/18 (a)		350	349,813
Series 2013-A7, Class A7, 0.62%, 9/10/20 (a)		560	562,444
Series 2014-A3, Class A3, 0.38%, 5/09/18 (a)		240	239,977
Colony American Homes, Series 2014-1A, Class A, 1.40%, 5/17/31 (a)(b)		597	596,501
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (a)		120	130,531
Countryplace Manufactured Housing Contract Trust, Series 2005-1, Class A3, 4.80%, 12/15/35 (a)(b)		16	15,791
Countrywide Asset-Backed Certificates (a):
Series 2004-1, Class M1, 0.93%, 3/25/34		90	86,259
Series 2005-11, Class AF4, 4.93%, 2/25/36		700	680,969
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, 6/15/29		507	511,298
GSAA Trust, Series 2005-5, Class M3, 1.13%, 2/25/35 (a)		210	196,999
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.16%, 12/25/34 (a)		178	162,702
Invitation Homes Trust (a)(b):
Series 2015-SFR1, Class B, 2.03%, 3/17/32		350	353,189
Series 2015-SFR2, Class C, 2.19%, 6/17/32		110	111,046
Asset-Backed Securities		Par (000)	Value
JPMorgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A4, 0.33%, 5/25/36 (a)	USD	44	$43,694
Morgan Stanley ABS Capital I Trust, Inc. (a):
Series 2003-HE1, Class M1, 1.38%, 5/25/33		194	181,643
Series 2005-WMC1, Class M2, 0.92%, 1/25/35		88	86,016
Progress Residential Trust, Series 2015-SFR1, Class A, 1.59%, 2/17/32 (a)(b)		530	533,360
Tricon American Homes Trust, Series 2015-SFR1, Class C, 2.08%, 5/17/32 (a)(b)		400	400,935
Total Asset-Backed Securities — 5.2%			12,916,489

Corporate Bonds
Aerospace & Defense — 0.1%
United Technologies Corp., 3.10%, 6/01/22		356	366,012
Auto Components — 0.2%
BorgWarner, Inc., 4.38%, 3/15/45		400	392,048
Automobiles — 0.2%
Ford Motor Co., 4.75%, 1/15/43		400	407,016
Banks — 5.3%
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/21	EUR	600	723,215
Banco Comercial Portugues SA, 4.75%, 6/22/17		100	119,245
Bankinter SA, 1.75%, 6/10/19		600	682,644
CIT Group, Inc.:
5.00%, 5/15/17	USD	1,500	1,555,200
5.38%, 5/15/20		100	106,125
5.00%, 8/15/22		200	205,500
Depfa ACS Bank, 1.65%, 12/20/16	JPY	120,000	986,647
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)	USD	200	203,260
HSBC Holdings PLC, 6.50%, 9/15/37		400	499,619
Intesa Sanpaolo SpA:
2.38%, 1/13/17		1,100	1,109,497
3.88%, 1/16/18		300	312,156
3.88%, 1/15/19		500	521,697
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24 (b)		1,100	1,166,895
Norddeutsche Landesbank Girozentrale, 2.00%, 2/05/19 (b)		600	607,471
Nykredit Realkredit A/S, Series 12H, 2.00%, 4/01/16	DKK	11,498	1,722,478
The Royal Bank of Scotland Group PLC:
6.93%, 4/09/18	EUR	150	188,036
6.13%, 12/15/22	USD	100	110,272
Shinhan Bank, 1.88%, 7/30/18 (b)		300	298,575
SVB Financial Group, 3.50%, 1/29/25		300	293,919
Unione di Banche Italiane SCpA, 2.88%, 2/18/19	EUR	500	578,943
Wells Fargo & Co., 4.65%, 11/04/44	USD	500	502,670
Woori Bank Co. Ltd., 4.75%, 4/30/24 (b)		650	688,121
			13,182,185
Beverages — 1.1%
Anheuser-Busch InBev NV, 2.88%, 9/25/24	EUR	100	124,673
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	USD	600	554,103
Constellation Brands, Inc.:
7.25%, 5/15/17		800	880,000
3.88%, 11/15/19		300	307,125
Heineken NV, 2.75%, 4/01/23 (b)		700	689,214

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Beverages (concluded)
Pernod Ricard SA, 2.13%, 9/27/24	EUR	200	$229,562
			2,784,677
Biotechnology — 0.5%
Celgene Corp., 4.00%, 8/15/23	USD	700	739,474
Gilead Sciences, Inc., 4.50%, 2/01/45		500	510,897
			1,250,371
Capital Markets — 0.5%
Morgan Stanley:
4.35%, 9/08/26		200	203,437
4.30%, 1/27/45		1,000	969,548
			1,172,985
Chemicals — 0.5%
Arkema SA, 1.50%, 1/20/25	EUR	500	541,289
LyondellBasell Industries NV, 4.63%, 2/26/55	USD	700	639,004
			1,180,293
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		300	347,590
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc., 4.63%, 7/01/17 (b)		1,500	1,543,125
Juniper Networks, Inc.:
4.50%, 3/15/24		300	310,287
4.35%, 6/15/25		400	408,922
			2,262,334
Construction Materials — 0.2%
Cemex Finance LLC, 9.38%, 10/12/22 (b)		200	227,000
Cemex SAB de CV, 5.70%, 1/11/25 (b)		200	196,690
			423,690
Consumer Discretionary — 0.1%
The New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45		300	289,496
Consumer Finance — 0.2%
Discover Financial Services, 3.85%, 11/21/22		400	408,426
Containers & Packaging — 0.0%
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19		18	13,140
Diversified Financial Services — 3.4%
Bank of America Corp., 4.00%, 1/22/25		1,200	1,195,986
Barclays PLC, 4.38%, 9/11/24		600	597,387
Citigroup, Inc., 3.50%, 5/15/23		1,000	994,031
Deutsche Bank AG, 4.30%, 5/24/28 (a)		500	485,873
Ford Motor Credit Co. LLC, 3.66%, 9/08/24		200	200,808
General Motors Financial Co., Inc., 4.38%, 9/25/21		600	625,750
International Lease Finance Corp.:
8.63%, 9/15/15		2,000	2,035,000
8.75%, 3/15/17		500	552,500
JPMorgan Chase & Co., 4.25%, 10/15/20		700	758,613
Navient LLC, 5.50%, 1/15/19		200	207,500
SLM Corp., 8.45%, 6/15/18		100	112,000
UniCredit SpA, 2.00%, 10/31/17 (a)	EUR	500	560,847
			8,326,295
Diversified Telecommunication Services — 1.0%
AT&T, Inc., 4.50%, 5/15/35	USD	700	663,598
Frontier Communications Corp., 7.13%, 1/15/23		100	95,750
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		100	101,500
6.63%, 12/15/22		200	186,000
Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Telefonica Emisiones SAU, 4.57%, 4/27/23	USD	500	$539,793
Verizon Communications, Inc.:
6.40%, 9/15/33		382	449,294
4.86%, 8/21/46		396	382,141
Verizon New York, Inc., Series B, 7.38%, 4/01/32		100	123,589
			2,541,665
Electric Utilities — 0.7%
Georgia Power Co., 4.30%, 3/15/42		300	299,206
PPL Energy Supply LLC, 6.20%, 5/15/16		1,200	1,243,511
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23 (b)		300	300,468
			1,843,185
Energy Equipment & Services — 1.1%
CGG SA, 6.50%, 6/01/21		200	170,000
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23		500	483,083
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		700	736,480
Lukoil International Finance BV, 4.56%, 4/24/23 (b)		500	453,125
Oceaneering International, Inc., 4.65%, 11/15/24		400	407,613
Peabody Energy Corp., 6.25%, 11/15/21		300	147,750
Petrofac Ltd., 3.40%, 10/10/18 (b)		300	298,852
			2,696,903
Food & Staples Retailing — 1.3%
Casino Guichard Perrachon SA, 3.31%, 1/25/23	EUR	400	491,374
Cencosud SA, 4.88%, 1/20/23 (b)	USD	500	508,360
CVS Caremark Corp., 5.75%, 6/01/17		91	99,177
The Kroger Co., 4.00%, 2/01/24		1,000	1,066,464
Mondelez International, Inc., 4.00%, 2/01/24		1,000	1,064,525
			3,229,900
Food Products — 0.4%
Bunge Ltd. Finance Corp., 5.10%, 7/15/15		400	401,902
Tyson Foods, Inc., 3.95%, 8/15/24		600	623,313
			1,025,215
Health Care Equipment & Supplies — 0.4%
PerkinElmer, Inc., 5.00%, 11/15/21		600	667,832
Zimmer Holdings, Inc., 4.25%, 8/15/35		300	291,803
			959,635
Health Care Providers & Services — 0.6%
Express Scripts Holding Co., 3.50%, 6/15/24		800	805,033
HCA Holdings, Inc., 6.25%, 2/15/21		100	109,250
HCA, Inc., 5.88%, 5/01/23		300	324,000
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 7/01/55		300	285,545
			1,523,828
Household Durables — 0.4%
DR Horton, Inc., 5.63%, 1/15/16		1,000	1,021,200
Industrial Conglomerates — 0.2%
Hutchison Whampoa International Ltd. (b):
3.50%, 1/13/17		300	309,367
7.45%, 11/24/33		50	70,310
			379,677
Insurance — 1.1%
Aflac, Inc., 3.63%, 6/15/23		500	524,280
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (b)		600	655,099
See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Insurance (concluded)
Prudential Covered Trust, Series 2012-1, 3.00%, 9/30/15 (b)	USD	350	$352,395
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (b)		1,000	1,071,235
			2,603,009
IT Services — 0.2%
Alibaba Group Holding Ltd., 4.50%, 11/28/34 (b)		300	297,636
First Data Corp., 8.25%, 1/15/21 (b)		200	213,250
			510,886
Media — 2.5%
21st Century Fox America, Inc., 3.00%, 9/15/22		400	401,768
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.95%, 1/15/25		400	404,000
DISH DBS Corp., 7.13%, 2/01/16		2,500	2,589,063
NBCUniversal Media LLC, 4.45%, 1/15/43		400	401,160
Time Warner, Inc.:
4.05%, 12/15/23		1,000	1,050,680
6.10%, 7/15/40		200	234,562
Viacom, Inc., 4.25%, 9/01/23		800	827,861
Wind Acquisition Finance SA, 7.38%, 4/23/21 (b)		200	208,500
			6,117,594
Metals & Mining — 0.3%
ArcelorMittal, 6.25%, 3/01/21		400	422,000
FMG Resources August 2006 Property Ltd., 6.88%, 4/01/22 (b)		300	229,875
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		200	199,118
			850,993
Multi-Utilities — 0.2%
Veolia Environnement SA, 4.63%, 3/30/27	EUR	400	578,269
Oil, Gas & Consumable Fuels — 6.9%
Apache Corp., 4.25%, 1/15/44	USD	1,000	919,754
California Resources Corp., 6.00%, 11/15/24		500	460,000
Canadian Natural Resources, Ltd., 6.50%, 2/15/37		500	604,868
Chesapeake Energy Corp.:
6.63%, 8/15/20		200	208,960
5.75%, 3/15/23		50	49,375
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/01/24		500	501,196
Enable Midstream Partners LP (b):
3.90%, 5/15/24		300	286,389
5.00%, 5/15/44		100	88,376
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 3/15/20 (b)		400	445,442
Energy Transfer Equity LP, 7.50%, 10/15/20		300	342,750
Energy Transfer Partners LP:
4.90%, 3/15/35		600	571,714
5.15%, 2/01/43		200	192,391
Energy XXI Gulf Coast, Inc., 11.00%, 3/15/20 (b)		300	274,500
EnLink Midstream Partners LP, 5.05%, 4/01/45		600	572,725
Ensco PLC, 5.75%, 10/01/44		800	770,725
Enterprise Products Operating LLC, 4.45%, 2/15/43		200	189,722
Exxon Mobil Corp., 2.71%, 3/06/25		800	795,037
Gazprom OAO Via Gaz Capital SA, 6.21%, 11/22/16 (b)		500	515,000
Halcon Resources Corp., 9.75%, 7/15/20		100	72,250
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Finance Co. LLC, 5.70%, 1/05/16	USD	3,000	$3,083,868
Kinder Morgan, Inc.:
5.55%, 6/01/45		200	195,531
5.05%, 2/15/46		500	458,749
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		350	299,250
MPLX LP, 4.00%, 2/15/25		400	400,243
Petrobras Global Finance BV, 3.15%, 3/17/20 (a)		900	856,980
Sanchez Energy Corp., 6.13%, 1/15/23		300	285,000
Sinopec Group Overseas Development Ltd (b):
2014, 4.38%, 4/10/24		400	428,580
2015, 3.25%, 4/28/25		700	691,117
Sunoco Logistics Partners Operations LP, 4.25%, 4/01/24		400	405,549
Valero Energy Corp., 4.90%, 3/15/45		600	591,953
Weatherford International Ltd., 5.95%, 4/15/42		900	814,622
Williams Partners LP, 5.10%, 9/15/45		600	567,571
			16,940,187
Paper & Forest Products — 0.4%
Georgia-Pacific LLC, 3.73%, 7/15/23 (b)		1,000	1,030,911
Pharmaceuticals — 0.5%
Actavis Funding SCS, 4.55%, 3/15/35		600	594,826
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (b)		200	208,000
Zoetis, Inc., 4.70%, 2/01/43		500	491,875
			1,294,701
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.:
3.50%, 1/31/23		500	493,313
5.00%, 2/15/24		500	537,098
ERP Operating LP, 5.75%, 6/15/17		500	544,419
HCP, Inc., 3.88%, 8/15/24		900	903,595
Realty Income Corp., 4.13%, 10/15/26		600	623,261
			3,101,686
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 3.38%, 3/15/23		1,000	998,827
Specialty Retail — 0.8%
Bed Bath & Beyond, Inc., 5.17%, 8/01/44		900	927,103
Edcon Proprietary Ltd., 9.50%, 3/01/18 (b)	EUR	200	180,332
Tiffany & Co., 4.90%, 10/01/44	USD	500	494,105
Toys R US, Inc., 7.38%, 10/15/18		500	381,250
			1,982,790
Tobacco — 0.6%
Altria Group, Inc., 4.25%, 8/09/42		1,200	1,107,767
Lorillard Tobacco Co., 3.75%, 5/20/23		300	300,165
			1,407,932
Transportation Infrastructure — 0.5%
Aeroporti di Roma SpA, 3.25%, 2/20/21	EUR	300	368,128
DP World Ltd., 6.85%, 7/02/37 (b)	USD	380	434,693
Sydney Airport Finance Co. Property Ltd., 3.90%, 3/22/23 (b)		500	520,060
			1,322,881
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 6.00%, 11/15/22		300	287,250
Total Corporate Bonds — 35.2%			87,055,682

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (a)		Par (000)	Value
Aerospace & Defense — 0.0%
Doncasters Finance US LLC, Term Loan, 4.50%, 4/09/20	USD	34	$33,609
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		13	12,528
Term Loan D, 3.75%, 6/04/21		33	32,588
			78,725
Airlines — 0.1%
American Airlines, Inc., Term Loan, 3.50%, 6/26/20		120	119,737
Auto Components — 0.2%
Autoparts Holdings Ltd., 1st Lien Term Loan, 7.00%, 7/29/17		246	236,283
Crowne Group LLC, 1st Lien Term Loan, 6.00%, 9/30/20		134	132,989
Henniges Automotive Holdings, Inc., Term Loan B, 5.50%, 6/12/21		129	129,008
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		61	60,453
			558,733
Capital Markets — 0.0%
Guggenheim Partners LLC, Term Loan, 4.25%, 7/22/20		44	44,665
Chemicals — 0.3%
Chemours Company Co., Term Loan B, 3.75%, 5/22/22		73	73,207
Cyanco Intermediate Corp., Term Loan B, 5.50%, 5/01/20		378	376,488
Ineos US Finance LLC, 2015 Term Loan, 4.25%, 3/31/22		43	43,374
Nexeo Solutions LLC:
Term Loan B, 5.00%, 9/08/17		11	11,067
Term Loan B3, 5.00%, 9/08/17		11	10,827
OCI Beaumont LLC, Term Loan B3, 5.50%, 8/20/19		151	153,586
Oxbow Carbon LLC, Term Loan B, 4.25%, 7/19/19		61	60,628
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.25%, 3/19/20		60	59,673
			788,850
Commercial Services & Supplies — 0.3%
Connolly Corp., 1st Lien Term Loan, 4.50%, 5/14/21		288	288,392
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		209	209,545
Onsite US Finco LLC, Term Loan, 5.50%, 7/30/21		256	252,928
			750,865
Communications Equipment — 0.0%
Ciena Corp., Term Loan B, 3.75%, 7/15/19		24	24,179
CommScope, Inc., Incremental Term Loan B, 3.75%, 5/21/22		39	39,344
			63,523
Containers & Packaging — 0.3%
Caraustar Industries, Inc., Term Loan B:
Add on, 8.00%, 5/01/19		289	291,083
8.00%, 5/01/19		138	137,920
Exopack Holdings SA, 2015 Term Loan B1, 4.50%, 5/08/19		320	320,281
			749,284
Diversified Consumer Services — 0.4%
Fitness International LLC, Term Loan B, 5.50%, 7/01/20		433	423,308
Floating Rate Loan Interests (a)		Par (000)	Value
Diversified Consumer Services (concluded)
ROC Finance LLC, Term Loan, 5.00%, 6/20/19	USD	231	$227,445
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		312	292,784
			943,537
Diversified Financial Services — 0.1%
TransUnion LLC, Term Loan, 4.00%, 4/09/21		348	347,033
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		140	139,739
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/07/23		58	57,792
			197,531
Electronic Equipment, Instruments & Components — 0.1%
Sensus USA Inc., 1st Lien Term Loan, 4.50%, 5/09/17		136	135,069
Health Care Equipment & Supplies — 0.1%
Kinetic Concepts, Inc., Term Loan E1, 4.50%, 5/04/18		107	107,275
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21		121	82,825
			190,100
Health Care Providers & Services — 0.1%
Community Health Systems, Inc., Term Loan F, 3.53%, 12/31/18		97	96,956
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		45	45,424
			142,380
Health Care Technology — 0.1%
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		133	133,272
Hotels, Restaurants & Leisure — 0.4%
24 Hour Fitness Worldwide, Inc., Term Loan B, 4.75%, 5/28/21		106	102,359
Boyd Gaming Corp., Term Loan A, 3.15%, 8/14/18		6	5,934
Cannery Casino Resorts LLC, Term Loan B, 6.00%, 10/02/18		326	324,548
SeaWorld Parks & Entertainment, Inc., Term Loan B2, 3.00%, 5/14/20		180	173,893
TGI Friday’s, Inc., 1st Lien Term Loan, 5.25%, 7/15/20		5	5,100
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		274	276,690
			888,524
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co., LP:
Term Loan B1, 3.00%, 5/03/20		195	192,017
Term Loan B2, 3.25%, 1/31/22		52	51,271
Calpine Corp., Term Loan B5, 3.50%, 5/19/22		50	49,855
			293,143
Internet Software & Services — 0.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		577	566,409
IT Services — 0.2%
MoneyGram International, Inc., Term Loan B, 4.25%, 3/27/20		533	510,253
Machinery — 0.0%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		50	49,820

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (a)		Par (000)	Value
Media — 0.4%
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20	USD	97	$96,412
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		50	46,871
Radio One, Inc., 2015 Term Loan, 4.77%, 4/02/18		691	688,758
Regal Cinemas Corp., 2015 Term Loan, 3.75%, 4/01/22		50	50,224
UPC Financing Partnership, Term Loan AH, 3.25%, 6/30/21		130	129,431
Zuffa LLC, Term Loan B, 3.75%, 2/25/20		34	33,774
			1,045,470
Metals & Mining — 0.2%
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		451	407,814
Novelis, Inc., 2015 Term Loan B, 4.00%, 5/18/22		79	78,892
WireCo WorldGroup, Inc., Term Loan, 6.00%, 2/15/17		5	5,190
			491,896
Multiline Retail — 0.1%
Dollar Tree, Inc., Term Loan B, 4.25%, 3/09/22		108	108,619
Oil, Gas & Consumable Fuels — 0.4%
Alfred Fueling Systems, Inc., 1st Lien Term Loan, 4.75%, 6/20/21		49	48,923
Bowie Resource Holdings LLC, 1st Lien Term Loan, 6.75%, 8/14/20		179	171,672
Citgo Petroleum Corp., Term Loan B, 4.50%, 7/29/21		25	24,820
Drillships Ocean Ventures, Inc., Term Loan B, 5.50%, 7/25/21		122	109,483
Fieldwood Energy LLC, 1st Lien Term Loan, 3.88%, 9/28/18		285	275,685
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/20		168	150,036
UTEX Industries, Inc., 2014 1st Lien Term Loan, 5.00%, 5/22/21		342	312,626
			1,093,245
Paper & Forest Products — 0.1%
Appvion, Inc., Term Loan, 5.75%, 6/28/19		208	193,686
Personal Products — 0.2%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		517	502,568
Revlon Consumer Products Corp., 2014 Term Loan B, 3.25%, 11/20/17		49	48,490
			551,058
Pharmaceuticals — 0.3%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.19%, 2/27/21		180	180,554
Valeant Pharmaceuticals International, Inc.:
Series D2 Term Loan B, 3.50%, 2/13/19		130	129,874
Term Loan B F1, 4.00%, 4/01/22		367	367,975
			678,403
Professional Services — 0.0%
TransUnion LLC, Term Loan B2, 4.00%, 4/09/21		57	57,129
Semiconductors & Semiconductor Equipment — 0.0%
M/A-COM Technology Solutions Holdings, Inc., Term Loan, 4.50%, 5/07/21		61	61,291
Specialty Retail — 0.4%
BJ’s Wholesale Club, Inc., 1st Lien Term Loan, 4.50%, 9/26/19		526	527,760
Floating Rate Loan Interests (a)		Par (000)	Value
Specialty Retail (concluded)
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19	USD	274	$268,606
The Men’s Wearhouse, Inc., Term Loan B, 4.50%, 6/18/21		90	90,015
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		136	136,107
			1,022,488
Transportation — 0.1%
OSG Bulk Ships, Inc., Exit Term Loan, 5.25%, 8/05/19		132	132,651
OSG International, Inc., Exit Term Loan B, 5.75%, 8/05/19		207	209,038
			341,689
Total Floating Rate Loan Interests — 5.3%			13,196,427

Foreign Agency Obligations
Brazil Notas do Tesouro Nacional, 10.00%, 1/01/17 (c)	BRL	1,200	358,598
Export-Import Bank of Korea:
1.25%, 11/20/15	USD	200	200,462
2.25%, 1/21/20		800	801,420
Hungary Government Bond:
7.75%, 8/24/15	HUF	900	3,239
5.50%, 12/22/16		149,300	562,719
6.75%, 11/24/17		890	3,532
5.50%, 12/20/18		52,860	207,447
6.00%, 1/11/19	EUR	120	153,770
3.88%, 2/24/20		40	48,915
7.50%, 11/12/20	HUF	190	828
7.00%, 6/24/22		190	829
6.00%, 11/24/23		250	1,055
Iceland Government International Bond, 2.50%, 7/15/20	EUR	100	113,629
Ireland Government Bond:
4.50%, 4/18/20		113	148,377
5.00%, 10/18/20		186	252,719
5.40%, 3/13/25		201	306,032
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/01/24		550	637,349
Korea Monetary Stabilization Bond:
2.76%, 6/02/15	KRW	606,700	547,440
2.80%, 8/02/15		435,280	393,473
2.81%, 10/02/15		60,000	54,339
2.07%, 12/02/16		900,000	816,123
Korea Treasury Bond:
3.25%, 6/10/15		32,100	28,973
2.75%, 12/10/15		250,830	227,558
2.75%, 6/10/16		100,000	91,178
3.00%, 12/10/16		2,045,500	1,880,583
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	310	376,262
Malaysia Government Bond:
3.84%, 8/12/15	MYR	1,310	357,934
4.72%, 9/30/15		709	194,541
3.20%, 10/15/15		855	233,428
3.17%, 7/15/16		2,500	684,021
4.26%, 9/15/16		1,000	276,730
4.24%, 2/07/18		2,250	625,548
Mexican Bonos (d):
6.00%, 6/18/15	MXN	137	8,908
8.00%, 12/17/15		10,948	729,463
6.25%, 6/16/16		18,907	1,263,067
7.25%, 12/15/16		21,721	1,486,188

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)	Value
Poland Government Bond:
0.00%, 7/25/15 (e)	PLN	1,457	$388,430
6.25%, 10/24/15		535	145,545
0.00%, 1/25/16 (e)		375	99,182
5.00%, 4/25/16		1,735	477,331
2.01%, 1/25/17 (a)		376	100,441
2.01%, 1/25/21 (a)		381	100,728
Portugal Government International Bond, 5.13%, 10/15/24 (b)	USD	600	637,054
Republic of Hungary:
3.50%, 7/18/16	EUR	20	22,629
4.38%, 7/04/17		45	52,764
5.75%, 6/11/18		95	118,502
Republic of Serbia, 4.88%, 2/25/20 (b)	USD	300	308,250
Singapore Government Bond, 1.13%, 4/01/16	SGD	700	520,034
Spain Government Bond, 2.75%, 10/31/24 (b)	EUR	550	652,257
Ukraine Government International Bond, 7.95%, 2/23/21 (b)	USD	200	94,700
Vietnam Government International Bond, 6.75%, 1/29/20 (b)		320	356,800
Total Foreign Agency Obligations — 7.4%			18,151,324

Municipal Bonds
City of Chicago Illinois, GO, Series B:
Build America Bonds, 7.52%, 1/01/40		90	91,633
Taxable Project, 6.03%, 1/01/42		130	111,583
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2014, Series BB, 5.00%, 6/15/46		160	176,579
Coachella Valley Unified School District, GO, Series D (AGM) 5.00%, 8/01/37		230	251,857
Colorado Independent School District, GO (PSF-GTD), 5.00%, 8/15/38		200	225,498
Commonwealth of Massachusetts, GO, Series A, 4.50%, 12/01/43		160	170,291
County of Nassau New York, GO, Series B:
5.00%, 4/01/39		270	298,712
5.00%, 4/01/43		270	297,737
Evansville Local Public Improvement Bond Bank, RB, Series A, 5.00%, 7/01/36		50	55,639
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20		300	304,893
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/30		120	123,566
New York State Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/29		800	919,424
Port Authority of New York & New Jersey, RB, 4.82%, 6/01/45 (f)		700	709,037
Puerto Rico Electric Power Authority, RB, Series A, 6.75%, 7/01/36		425	250,767
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44		475	309,966
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (e):
0.00%, 8/01/25		350	118,332
0.00%, 8/01/26		615	185,619
State of Arkansas, GO, 3.25%, 6/15/22		470	505,668
State of California, GO, Various Purposes, 6.00%, 11/01/39		210	251,681
State of Illinois, GO, 5.88%, 3/01/19		495	539,317
Municipal Bonds		Par (000)	Value
State of Minnesota, GO, Refunding Series F, 4.00%, 10/01/24	USD	200	$227,326
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38		150	165,144
University of California, Refunding RB, Series J, 4.13%, 5/15/45		450	436,288
Total Municipal Bonds — 2.7%			6,726,557

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 1.86%, 10/25/34 (a)		180	177,142
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, 1.06%, 11/25/34 (a)		74	70,925
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (a)(b)		134	135,153
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-6, Class 3A1, 5.00%, 9/25/19		77	79,667
Series 2005-C5, Class C, 5.10%, 8/15/38 (a)		1,000	1,007,148
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 5.46%, 3/26/36 (a)(b)		229	231,071
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-I, Class 2A1, 2.66%, 7/25/34 (a)		91	91,617
Series 2004-W, Class A9, 2.61%, 11/25/34 (a)		130	131,887
Series 2007-3, Class 3A1, 5.50%, 4/25/22		24	25,049
			1,949,659
Commercial Mortgage-Backed Securities — 5.6%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AM, 5.75%, 6/10/49 (a)		735	788,681
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4:
Class AJ, 5.70%, 7/10/46 (a)		732	755,643
Class AM, 5.68%, 7/10/46		500	524,159
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class E, 5.14%, 10/12/42 (a)		800	800,627
Bear Stearns Commercial Mortgage Securities Trust (a):
Series 2006-PW11, Class AJ, 5.43%, 3/11/39		694	708,712
Series 2006-PW12, Class AJ, 5.74%, 9/11/38		112	114,787
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		640	656,962
Series 2007-PW16, Class AM, 5.71%, 6/11/40		950	1,022,703
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		155	154,258
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48		615	588,088
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.54%, 4/20/50 (b)		1,008	1,009,441

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Trust, Series 2005-GG5, Class AJ, 5.24%, 4/10/37 (a)	USD	250	$251,646
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		750	115,530
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.82%, 7/10/38 (a)		640	653,080
Series 2006-GG7, Class AM, 5.82%, 7/10/38 (a)		190	197,710
Series 2007-GG9, Class A4, 5.44%, 3/10/39		830	876,044
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class B, 5.67%, 5/12/45 (a)		210	142,800
Series 2006-CB17, Class AM, 5.46%, 12/12/43		700	720,677
Series 2006-LDP7, Class AJ, 5.91%, 4/15/45 (a)		640	639,878
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AJ, 5.85%, 6/15/38 (a)		790	818,145
Morgan Stanley Capital I Trust (a):
Series 2006-HQ8, Class AJ, 5.50%, 3/12/44		260	264,836
Series 2007-IQ16, Class AM, 6.08%, 12/12/49		850	928,943
Talisman Finance PLC, Series 6, Class A, 0.19%, 10/22/16 (a)	EUR	349	378,616
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AJ, 5.71%, 5/15/43 (a)	USD	600	617,893
			13,729,859
Total Non-Agency Mortgage-Backed Securities — 6.4%			15,679,518

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 5.38%, 6/12/17		1,000	1,094,667
Freddie Mac, 6.25%, 7/15/32		800	1,150,470
			2,245,137
Collateralized Mortgage Obligations — 0.9%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.43%, 2/25/37 (a)		382	383,087
Freddie Mac, Class M3 (a):
Series 2014-DN1, 4.68%, 2/25/24		550	575,925
Series 2014-DN4, 4.73%, 10/25/24		250	261,014
Series 2015-DNA1, 3.48%, 10/25/27		250	248,929
Series 2015-HQ1, 3.98%, 3/25/25		250	251,825
Series 2015-DN1, 4.33%, 1/25/25		500	520,314
			2,241,094
Mortgage-Backed Securities — 17.0%
Fannie Mae Mortgage-Backed Securities:
1.50%, 5/01/33 (a)		12	12,482
1.74%, 10/01/32 (a)		77	80,659
1.95%, 9/01/34 (a)		330	349,552
2.05%, 4/01/35 (a)		165	174,919
2.19%, 4/01/35 (a)		19	19,075
2.50%, 6/01/30 (g)		7,400	7,564,428
3.00%, 6/01/40 (g)		7,300	7,401,658
3.50%, 6/01/45 (g)		10,450	10,922,697
4.00%, 6/01/45 (g)		1,000	1,067,871
5.00%, 8/01/35–4/01/37		240	266,590
U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
5.50%, 11/01/34–3/01/36	USD	1,619	$1,854,314
6.00%, 6/01/21–9/01/38		618	705,173
6.50%, 1/01/36		41	47,134
Freddie Mac Mortgage-Backed Securities:
1.94%, 11/01/27 (a)		158	162,648
2.29%, 9/01/32 (a)		10	11,017
2.59%, 4/01/32 (a)		47	49,654
3.50%, 6/01/45 (g)		3,200	3,338,214
4.50%, 9/01/20		24	24,711
5.00%, 7/01/23–2/01/39		858	947,928
5.50%, 11/01/37		5	5,360
6.00%, 10/01/21–4/01/38		79	86,019
6.50%, 9/01/38		9	10,875
Ginnie Mae Mortgage-Backed Securities:
3.00%, 6/01/40 (g)		1,000	1,024,785
3.50%, 6/01/45 (g)		5,400	5,672,214
6.50%, 12/20/37–7/15/38		170	198,816
			41,998,793
Total U.S. Government Sponsored Agency Securities — 18.8%			46,485,024

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39		100	112,188
4.63%, 2/15/40		800	1,061,750
4.38%, 5/15/41		100	129,039
3.13%, 11/15/41		100	105,422
3.13%, 2/15/42		100	105,258
3.00%, 5/15/42		100	102,719
2.88%, 5/15/43		800	800,187
U.S. Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,189	1,210,235
0.13%, 4/15/16		1,604	1,613,806
Total U.S. Treasury Obligations — 2.1%			5,240,604

Investment Companies — 0.1%		Shares
PowerShares Senior Loan Portfolio		8,100	195,372

Other Interests — 0.0%		Beneficial Interest (000)
General Motors II (h)	USD	7	—

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.9%
HSBC Holdings PLC, 6.38% (a)(i)		400	410,400
Wachovia Capital Trust III, 5.57% (a)(i)		1,000	990,750
Wells Fargo & Co., Series U, 5.88% (a)(i)		700	735,875
			2,137,025

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)
Capital Trusts		Par (000)	Value
Capital Markets — 0.1%
The Goldman Sachs Group, Inc., Series M, 5.38% (a)(i)	USD	300	$299,250
Diversified Financial Services — 0.6%
Bank of America Corp., Series M, 8.13% (a)(i)		300	323,250
JPMorgan Chase & Co.:
Series V, 5.00% (a)(i)		500	493,125
Series X, 6.10% (a)(i)		600	615,750
			1,432,125
Electric Utilities — 0.2%
Electricite de France SA, 5.25% (a)(b)(i)		500	519,550
Insurance — 0.4%
The Allstate Corp, 5.75%, 8/15/53 (a)		250	269,063
MetLife, Inc., 5.25%, (a)(i)		100	100,125
MetLife, Inc., 6.40%, 12/15/66		600	685,800
			1,054,988
Oil, Gas & Consumable Fuels — 0.1%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)		100	108,000
Total Capital Trusts — 2.3%			5,550,938

Preferred Stock — 0.3%		Shares
Banks — 0.3%
US Bancorp, 6.00% (a)		24,000	646,560
Total Preferred Securities — 2.6%			6,197,498
Total Long-Term Investments (Cost — $212,181,472) — 85.8%			211,844,495
Short-Term Securities		Par (000)	Value
U.S. Treasury Obligations
U.S. Treasury Bills (j):
0.01%, 6/11/15	USD	10,000	$9,999,990
0.01%, 11/05/15		25,000	24,994,825
0.01%, 11/12/15		15,000	14,996,580
Total U.S. Treasury Obligations — 20.2%			49,991,395

Time Deposits — 7.1%
Europe — 0.2%
Brown Brothers Harriman & Co., 0.00%, 6/01/15	EUR	473	519,500
United States — 6.9%
Brown Brothers Harriman & Co., 0.01%, 6/01/15	USD	17,043	17,042,968
Total Time Deposits — 7.1%			17,562,468
Total Short-Term Securities (Cost — $67,549,293) — 27.3%			67,553,863
Options Purchased (Cost — $2,399,417) — 1.3%			3,246,708
Total Investments (Cost — $282,130,182) — 114.4%			$282,645,066
Liabilities in Excess of Other Assets — (14.4)%			(35,505,943)
Net Assets — 100.0%			$247,139,123

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security trades in units with each unit equal to a par amount of BRL 1,000.
(d)	Security trades in units with each unit equal to a par amount of MXN 100.
(e)	Zero-coupon bond.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$709,037	$9,037

(g)	Represents or includes a TBA transaction. As of May 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
BNP Paribas Securities Corp.	$5,672,214	$24,151
Bank of America N.A.	$8,589,213	$2,213
Goldman Sachs & Co.	$10,922,697	$79,190
Morgan Stanley & Co. LLC	$8,469,529	$74,373
Wells Fargo Securities, LLC	$3,338,214	$22,213

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Rates shown are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	31

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	As of May 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
15	Euro-Bund Future	Eurex Mercantile	June 2015	USD	2,560,632	$(20,461)
32	10-Year Australian T-Bond	Sydney Futures Exchange	June 2015	USD	3,143,791	(53,083)
(18)	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	3,939,469	(2,576)
(110)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	USD	13,169,922	(24,889)
Total						$(101,009)

•	As of May 31, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,070,000	USD	1,217,446	Deutsche Bank AG	6/05/15	$(42,224)
USD	1,409,939	EUR	1,070,000	Deutsche Bank AG	6/05/15	234,717
CLP	84,164,600	USD	142,038	Deutsche Bank AG	6/18/15	(6,082)
SGD	254,500	USD	200,094	Deutsche Bank AG	6/18/15	(11,377)
SGD	823,234	USD	637,388	Morgan Stanley & Co. LLC	6/18/15	(26,941)
USD	136,035	CLP	84,164,600	Deutsche Bank AG	6/18/15	79
USD	19,371	EUR	15,341	Barclays Bank PLC	6/18/15	2,519
USD	101,485	EUR	80,697	Deutsche Bank AG	6/18/15	12,837
USD	136,602	EUR	109,303	Deutsche Bank AG	6/18/15	16,530
USD	661,094	EUR	525,804	Deutsche Bank AG	6/18/15	83,486
USD	130,490	EUR	103,860	Deutsche Bank AG	6/18/15	16,397
USD	136,235	EUR	109,478	Deutsche Bank AG	6/18/15	15,970
USD	715,007	EUR	574,303	Deutsche Bank AG	6/18/15	84,122
USD	866,986	EUR	699,464	Deutsche Bank AG	6/18/15	98,608
USD	571,468	EUR	458,753	Deutsche Bank AG	6/18/15	67,518
USD	307,615	EUR	248,708	Deutsche Bank AG	6/18/15	34,403
USD	424,139	EUR	344,688	Deutsche Bank AG	6/18/15	45,491
USD	5,133	EUR	4,082	JPMorgan Chase Bank N.A.	6/18/15	649
USD	123,084	EUR	98,696	JPMorgan Chase Bank N.A.	6/18/15	14,664
USD	190,708	SGD	254,500	Deutsche Bank AG	6/18/15	1,991
USD	144,949	EUR	112,766	Deutsche Bank AG	6/22/15	21,067
CAD	253,000	USD	213,800	Barclays Bank PLC	7/23/15	(10,522)
CAD	83,000	USD	70,162	Citibank N.A.	7/23/15	(3,474)
CAD	311,000	USD	262,115	Deutsche Bank AG	7/23/15	(12,236)
SGD	152,100	USD	112,642	Deutsche Bank AG	7/23/15	55
SGD	174,000	USD	128,870	HSBC Bank PLC	7/23/15	53
SGD	108,000	USD	79,982	JPMorgan Chase Bank N.A.	7/23/15	39
USD	200,983	CAD	253,000	Barclays Bank PLC	7/23/15	(2,294)
USD	65,937	CAD	83,000	Citibank N.A.	7/23/15	(751)
USD	247,031	CAD	311,000	Deutsche Bank AG	7/23/15	(2,848)
USD	44,144	EUR	36,980	Barclays Bank PLC	7/23/15	3,501
USD	1,412,621	EUR	1,190,879	Deutsche Bank AG	7/23/15	103,768
USD	146,548	EUR	124,214	Deutsche Bank AG	7/23/15	10,028
USD	457,838	EUR	387,966	Deutsche Bank AG	7/23/15	31,439
USD	1,152,600	EUR	1,000,000	Deutsche Bank AG	7/23/15	53,535
USD	94,230	EUR	83,000	Deutsche Bank AG	7/23/15	3,008
USD	99,104	EUR	82,955	JPMorgan Chase Bank N.A.	7/23/15	7,931
USD	9,108	SGD	12,165	Deutsche Bank AG	7/23/15	95
USD	109,701	EUR	95,800	Deutsche Bank AG	8/27/15	4,356
USD	206,770	EUR	182,000	Deutsche Bank AG	8/27/15	6,637
USD	241,202	EUR	210,700	JPMorgan Chase Bank N.A.	8/27/15	9,509
SGD	131,569	USD	96,856	Deutsche Bank AG	9/17/15	508
SGD	131,000	USD	96,504	HSBC Bank PLC	9/17/15	438
USD	114,328	EUR	101,797	Deutsche Bank AG	9/17/15	2,350
USD	331,594	EUR	304,774	Deutsche Bank AG	9/17/15	(3,661)
USD	109,324	EUR	101,857	Deutsche Bank AG	9/17/15	(2,721)
USD	450,000	EUR	415,167	Deutsche Bank AG	9/17/15	(6,689)
USD	575,822	EUR	506,529	Deutsche Bank AG	9/17/15	18,634
USD	53,739	EUR	47,248	JPMorgan Chase Bank N.A.	9/17/15	1,766
PHP	12,276,300	USD	272,989	JPMorgan Chase Bank N.A.	10/22/15	752
USD	179,257	EUR	159,652	Barclays Bank PLC	10/22/15	3,533
USD	74,219	EUR	66,164	Citibank N.A.	10/22/15	1,394
USD	369,479	EUR	330,039	Deutsche Bank AG	10/22/15	6,215
USD	404,083	EUR	360,715	Deutsche Bank AG	10/22/15	7,056
USD	82,989	EUR	74,000	JPMorgan Chase Bank N.A.	10/22/15	1,539

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

As of May 31, 2015, forward foreign currency contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	6,180,000	USD	964,179	Deutsche Bank AG	1/15/16	$(48,493)
USD	542,986	DKK	3,120,000	Deutsche Bank AG	1/15/16	80,698
USD	537,880	DKK	3,060,000	Deutsche Bank AG	1/15/16	84,482
USD	239,330	EUR	182,000	Deutsche Bank AG	2/05/16	38,576
USD	107,535	EUR	83,000	Deutsche Bank AG	2/05/16	15,982
USD	1,842,408	DKK	12,018,025	Royal Bank of Scotland PLC	2/17/16	59,924
USD	291,038	EUR	220,000	Deutsche Bank AG	8/05/16	46,954
USD	218,625	EUR	165,000	Deutsche Bank AG	8/05/16	35,562
USD	1,218,240	JPY	124,260,500	JPMorgan Chase Bank N.A.	9/02/16	204,543
Total						$1,415,595

•	As of May 31, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Citigroup, Inc.	Call	JPY	105.00	6/16/15	USD	14,200	$2,177,357
AUD Currency	Citigroup, Inc.	Put	USD	0.85	10/28/15	AUD	1,200	109,815
EUR Currency	Citibank N.A.	Put	USD	1.22	11/05/15	EUR	8,000	959,536
Total								$3,246,708

•	As of May 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Markit CDX North America Investment Grade, Series 24, Version 1	1.00%	Intercontinental Exchange	6/20/25	AA	USD	1,250	$(3,218)
[1]	Using S&P’s rating of the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of May 31, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
International Lease Finance Corp.	5.00%	Deutsche Bank AG	9/20/15	USD	2,000	$(27,525)	$(26,272)	$(1,253)
DISH DBS Corp.	5.00%	Goldman Sachs International	3/20/16	USD	2,500	(84,976)	(78,121)	(6,855)
DR Horton, Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	USD	1,000	(39,117)	(31,108)	(8,009)
Kinder Morgan, Inc.	5.00%	Goldman Sachs International	3/20/16	USD	1,500	(60,027)	(52,979)	(7,048)
Kinder Morgan, Inc.	5.00%	Goldman Sachs International	3/20/16	USD	1,500	(60,027)	(51,054)	(8,973)
PPL Energy Supply LLC	5.00%	JPMorgan Chase Bank N.A.	6/20/16	USD	600	(29,286)	(27,094)	(2,192)
PPL Energy Supply LLC	5.00%	Morgan Stanley & Co. LLC	6/20/16	USD	600	(29,286)	(27,032)	(2,254)
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/16	USD	560	(36,665)	(26,347)	(10,318)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(18,215)	(16,478)	(1,737)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(18,214)	(16,527)	(1,687)
CIT Group, Inc.	5.00%	Goldman Sachs International	6/20/17	USD	1,500	(112,404)	(96,727)	(15,677)
Constellation Brands, Inc.	5.00%	Deutsche Bank AG	6/20/17	USD	800	(77,046)	(50,688)	(26,358)
Alcatel-Lucent USA, Inc.	5.00%	Barclays Capital, Inc.	9/20/17	USD	500	(49,855)	(51,129)	1,274
Alcatel-Lucent USA, Inc.	5.00%	Goldman Sachs International	9/20/17	USD	1,000	(99,709)	(68,258)	(31,451)
Bank of America	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	700	(10,340)	7,582	(17,922)
Toys R US, Inc.	5.00%	Goldman Sachs International	12/20/18	USD	200	44,747	45,370	(623)
Toys R US, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	300	67,120	72,431	(5,311)
Lennar Corp.	5.00%	Citibank N.A.	9/20/19	USD	200	(27,775)	(19,421)	(8,354)
Lenar Corp.	5.00%	Citibank N.A.	12/20/19	USD	300	(42,328)	(34,453)	(7,875)
Total						$(710,928)	$(548,305)	$(162,623)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	33

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

•	As of May 31, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	BBB+	USD	700	$10,340	$(7,582)	$17,922
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	B	USD	376	14,492	2,635	11,857
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	B	USD	376	14,492	2,644	11,848
iHeartCommunications, Inc.	5.00%	Barclays Capital, Inc.	6/20/18	CCC+	USD	250	(58,260)	(54,113)	(4,147)
Markit LCDX North America Index, Series 21	2.50%	Credit Suisse Securities (USA) LLC	12/20/18	B	USD	294	10,376	8,059	2,317
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/18	B	USD	400	39,470	19,078	20,392
Anadarko Petroleum Corp.	1.00%	Barclays Capital, Inc.	9/20/19	BBB	USD	500	5,179	10,110	(4,931)
Beazer Homes USA, Inc.	5.00%	Citibank N.A.	9/20/19	CCC	USD	200	10,025	3,506	6,519
Portugal Republic	1.00%	Deutsche Bank AG	9/20/19	BB	USD	450	(4,799)	(20,436)	15,637
Tate & Lyle International Finance PLC	1.00%	Citibank N.A.	9/20/19	BBB	EUR	350	5,222	6,747	(1,525)
Poland Republic	1.00%	Goldman Sachs International	12/20/19	BB	USD	400	7,478	6,326	1,152
Beazer Homes USA, Inc.	5.00%	Citibank N.A.	12/20/19	CCC	USD	300	13,221	7,718	5,503
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB+	USD	800	(940)	(10,692)	9,752
Markit MCDX North America Index, Series 24	1.00%	Citibank N.A.	6/20/20	AA	USD	500	736	1,128	(392)
Markit MCDX North America Index, Series 24	1.00%	Citibank N.A.	6/20/20	AA	USD	220	324	99	225
United Mexican States	1.00%	Citibank N.A.	6/20/20	A	USD	400	(2,861)	(4,838)	1,977
Berkshire Hathaway, Inc.	1.00%	Citibank N.A.	3/20/22	AA-	USD	750	11,975	8,828	3,147
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	3/20/23	BBB	USD	500	(68,075)	(28,178)	(39,897)
Markit MCDX North America Index, Series 24	1.00%	Goldman Sachs International	6/20/25	AA	USD	700	(22,974)	(22,481)	(493)

Total							$(14,579)	$(71,442)	$56,863
[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:
•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of May 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	—	$12,916,489	—	$12,916,489
Corporate Bonds	—	87,055,682	—	87,055,682
Floating Rate Loan Interests	—	12,240,851	$955,576	13,196,427
Foreign Agency Obligations	—	18,151,324	—	18,151,324
Municipal Bonds	—	6,726,557	—	6,726,557
Non-Agency Mortgage-Backed Securities	—	15,679,518	—	15,679,518
U.S. Government Sponsored Agency Securities	—	46,485,024	—	46,485,024
U.S. Treasury Obligations	—	55,231,999	—	55,231,999
Investment Companies	$195,372	—	—	195,372
Other Interests	—	—	—	—
Preferred Securities	646,560	5,550,938	—	6,197,498
Time Deposits	—	17,562,468	—	17,562,468
Options Purchased	—	3,246,708	—	3,246,708
Liabilities:
Unfunded Floating Rate Interests	—	—	(4,351)	(4,351)
Total	$841,932	$280,847,558	$951,225	$282,640,715

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2015

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$109,522	—	$109,522
Forward foreign currency exchange contracts	—	1,595,908	—	1,595,908
Liabilities:
Credit contracts	—	(218,500)	—	(218,500)
Forward foreign currency exchange contracts		(180,313)	—	(180,313)
Interest rate contracts	$(101,009)	—	—	(101,009)
Total	$(101,009)	$1,306,617	—	$1,205,608
[1]	Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for centrally cleared swaps	$44,795	—	—	$44,795
Cash pledged for financial futures contracts	213,167	—	—	213,167
Cash pledged for OTC derivatives	510,000	—	—	510,000
Foreign currency at value	438,448	—	—	438,448
Total	$1,206,410	—	—	$1,206,410

During the year ended May 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	35

Statements of Assets and Liabilities

May 31, 2015	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets
Investments at value — unaffiliated[1]	$185,760,181	$157,429,770	$158,751,313	$282,645,066
Investments at value — affiliated[2]	—	—	47,845	—
Cash pledged for:
Collateral — OTC derivatives	—	—	—	510,000
Financial futures contracts	—	—	—	213,167
Centrally cleared swaps	—	—	—	44,795
Receivables:
Dividends	867,428	77,375	462,935	—
Capital shares sold	580,685	463,663	461,665	660,688
Investments sold	458,644	2,692,985	—	383,699
Interest	—	—	—	1,690,207
Swaps	—	—	—	29,850
Principal paydowns	—	—	—	1,467
Unrealized appreciation on forward foreign currency exchange contracts	—	—	364,207	1,595,908
Foreign currency at value[3]	—	—	54	438,448
Swap premiums paid	—	—	—	202,261
Unrealized appreciation on OTC swaps	—	—	—	109,522
Variation margin receivable on financial futures contracts	—	—	—	20,966
Variation margin receivable on centrally cleared swaps	—	—	—	1,225
Prepaid expenses	39,911	37,983	38,717	41,223
Total assets	187,706,849	160,701,776	160,126,736	288,588,492

Liabilities
Payables:
Capital shares redeemed	495,784	410,640	366,978	329,292
Investments purchased	458,813	—	107,924	39,016,036
Investment advisory fees	143,726	101,612	94,984	83,536
Service and distribution fees	108,814	91,657	91,964	116,959
Income dividends	—	—	—	241,977
Swaps	—	—	—	159,181
Other affiliates	440	409	393	592
Swap premiums received	—	—	—	822,008
Unrealized depreciation on OTC swaps	—	—	—	215,282
Unrealized depreciation on forward foreign currency exchange contracts	—	—	12,933	180,313
Variation margin payable on financial futures contracts	—	—	—	23,865
Unrealized depreciation on unfunded floating rate loan interests	—	—	—	4,351
Foreign bank overdraft[3]	113	—	—	—
Other accrued expenses payable	226,205	179,364	177,992	255,977
Total liabilities	1,433,895	783,682	853,168	41,449,369
Net Assets	$186,272,954	$159,918,094	$159,273,568	$247,139,123

Net Assets Consist of
Paid-in capital	$183,682,819	$113,968,203	$119,928,241	$241,262,784
Undistributed (accumulated) net investment income (loss)	882,068	(621,153)	1,114,299	2,554,120
Undistributed net realized gain (loss)	(33,866,111)	16,278,612	(6,141,082)	1,620,776
Net unrealized appreciation (depreciation)	35,574,178	30,292,432	44,372,110	1,701,443
Net Assets	$186,272,954	$159,918,094	$159,273,568	$247,139,123
[1] Investments at cost — unaffiliated	$150,163,595	$127,137,338	$114,750,415	$282,130,182
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$(113)	—	$54	$443,603

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2015

Statements of Assets and Liabilities (concluded)

May 31, 2015	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Net Asset Value
Institutional
Net assets	$6,478,202	$5,959,256	$5,889,971	$7,455,076
Shares outstanding, 100 million shares authorized, $0.10 par value	496,432	337,421	353,124	698,686
Net asset value	$13.05	$17.66	$16.68	$10.67
Investor A
Net assets	$70,702,148	$61,289,398	$60,815,343	$97,066,664
Shares outstanding, 100 million shares authorized, $0.10 par value	5,453,230	3,557,399	3,678,475	9,093,604
Net asset value	$12.97	$17.23	$16.53	$10.67
Investor C
Net assets	$109,092,604	$92,669,440	$92,568,254	$142,617,383
Shares outstanding, 100 million shares authorized, $0.10 par value	8,519,523	5,815,723	5,700,704	13,361,238
Net asset value	$12.81	$15.93	$16.24	$10.67

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	37

Statements of Operations

Year Ended May 31, 2015	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investment Income
Dividends — unaffiliated	$4,986,298	$1,537,028	$3,392,345	$42,531
Interest	—	—	—	6,782,897
Dividends — affiliated	—	—	975	—
Foreign taxes withheld	(425,854)	(9,814)	(69,046)	(15,825)
Total income	4,560,444	1,527,214	3,324,274	6,809,603

Expenses
Investment advisory	1,595,932	1,277,124	1,092,910	968,464
Service — Investor A	163,059	148,109	144,371	233,167
Service and distribution — Investor C	1,060,764	945,513	927,413	1,133,284
Transfer agent — Institutional	6,785	6,536	6,407	7,912
Transfer agent — Investor A	71,468	66,110	64,421	100,777
Transfer agent — Investor C	125,815	114,308	112,188	167,223
Custodian	106,388	8,036	11,633	37,036
Professional	104,740	92,144	88,424	132,163
Printing	79,060	76,428	74,769	77,325
Accounting services	50,809	38,685	38,318	56,020
Registration	50,180	48,826	48,047	53,914
Officer and Directors	16,315	16,167	16,113	17,232
Miscellaneous	26,067	17,477	18,222	65,942
Total expenses	3,457,382	2,855,463	2,643,236	3,050,459
Less fees waived by the Manager	—	(79,820)	—	—
Total expenses after fees waived	3,457,382	2,775,643	2,643,236	3,050,459
Net investment income (loss)	1,103,062	(1,248,429)	681,038	3,759,144

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	980,520	22,236,050	12,012,692	5,871,615
Financial futures contracts	—	—	—	(37,445)
Foreign currency transactions	(62,622)	(519)	1,825,132	233,074
Options written	—	—	—	160,265
Swaps	—	—	—	43,345
	917,898	22,235,531	13,837,824	6,270,854
Net change in unrealized appreciation (depreciation) on:
Investments	(2,611,110)	(7,524,141)	(4,662,129)	(6,756,214)
Financial futures contracts	—	—	—	(101,009)
Foreign currency translations	(24,360)	(19)	309,216	1,743,269
Swaps	—	—	—	(127,804)
Unfunded floating rate loan interests	—	—	—	(4,351)
	(2,635,470)	(7,524,160)	(4,352,913)	(5,246,109)
Net realized and unrealized gain (loss)	(1,717,572)	14,711,371	9,484,911	1,024,745
Net Increase (Decrease) in Net Assets Resulting from Operations	$(614,510)	$13,462,942	$10,165,949	$4,783,889

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2015

Statements of Changes in Net Assets
	MFS Research International FDP Fund		Marsico Growth FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income (loss)	$1,103,062	$2,331,251	$(1,248,429)	$(1,128,317)
Net realized gain	917,898	4,095,815	22,235,531	12,258,572
Net change in unrealized appreciation (depreciation)	(2,635,470)	14,136,191	(7,524,160)	10,541,730
Net increase (decrease) in net assets resulting from operations	(614,510)	20,563,257	13,462,942	21,671,985

Distributions to Shareholders From[1]
Net investment income:
Institutional	(120,250)	(72,887)	—	—
Investor A	(1,127,458)	(624,124)	—	—
Investor C	(1,199,330)	(542,424)	—	—
Net realized gain:
Institutional	—	—	(340,920)	(240,319)
Investor A	—	—	(3,481,405)	(2,231,668)
Investor C	—	—	(6,067,639)	(3,880,010)
Decrease in net assets resulting from distributions to shareholders	(2,447,038)	(1,239,435)	(9,889,964)	(6,351,997)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,311,091	18,719,632	2,521,219	12,381,919

Net Assets
Total increase in net assets	9,249,543	38,043,454	6,094,197	27,701,907
Beginning of year	177,023,411	138,979,957	153,823,897	126,121,990
End of year	$186,272,954	$177,023,411	$159,918,094	$153,823,897
Undistributed (accumulated) net investment income (loss), end of year	$882,068	$2,268,067	$(621,153)	$(446,198)
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	39

Statements of Changes in Net Assets (concluded)
	Invesco Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$681,038	$965,260	$3,759,144	$4,391,939
Net realized gain (loss)	13,837,824	4,822,386	6,270,854	(503,503)
Net change in unrealized appreciation (depreciation)	(4,352,913)	16,839,995	(5,246,109)	2,434,132
Net increase in net assets resulting from operations	10,165,949	22,627,641	4,783,889	6,322,568

Distributions to Shareholders From[1]
Net investment income:
Institutional	(93,350)	(29,096)	(175,515)	(162,613)
Investor A	(765,507)	(244,194)	(2,034,844)	(1,812,913)
Investor B	—	—	—	(772)
Investor C	(631,733)	(236,358)	(2,295,990)	(2,327,630)
Net realized gain:
Institutional	—	—	(64,201)	(5,818)
Investor A	—	—	(832,897)	(71,145)
Investor C	—	—	(1,252,640)	(117,542)
Decrease in net assets resulting from distributions to shareholders	(1,490,590)	(509,648)	(6,656,087)	(4,498,433)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,094,960)	6,073,674	16,330,634	43,542,379

Net Assets
Total increase in net assets	7,580,399	28,191,667	14,458,436	45,366,514
Beginning of year	151,693,169	123,501,502	232,680,687	187,314,173
End of year	$159,273,568	$151,693,169	$247,139,123	$232,680,687
Undistributed net investment income, end of year	$1,114,299	$99,290	$2,554,120	$240,369
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2015

Financial Highlights	MFS Research International FDP Fund

	Institutional						Investor A
	Year Ended May 31,						Year Ended May 31,
	2015	2014	2013	2012	2011		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.32	$11.77	$9.45	$11.98	$9.02		$13.24	$11.70	$9.41	$11.93	$8.97
Net investment income[1]	0.17	0.28	0.19	0.20	0.17		0.14	0.25	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.18)	1.45	2.31	(2.56)	2.95	[2]	(0.17)	1.45	2.29	(2.55)	2.95	[2]
Net increase (decrease) from investment operations	(0.01)	1.73	2.50	(2.36)	3.12		(0.03)	1.70	2.45	(2.38)	3.09
Distributions from net investment income[3]	(0.26)	(0.18)	(0.18)	(0.17)	(0.16)		(0.24)	(0.16)	(0.16)	(0.14)	(0.13)
Net asset value, end of year	$13.05	$13.32	$11.77	$9.45	$11.98		$12.97	$13.24	$11.70	$9.41	$11.93

Total Return[4]
Based on net asset value	(0.04)%	14.88%	26.81%	(19.97)%	35.00%	[5]	(0.25)%	14.67%	26.34%	(20.15)%	34.87%	[5]

Ratios to Average Net Assets
Total expenses	1.26%	1.23%	1.27%	1.31%	1.27%		1.51%	1.48%	1.51%	1.55%	1.52%
Net investment income	1.32%	2.21%	1.73%	1.89%	1.62%		1.09%	2.00%	1.51%	1.67%	1.29%

Supplemental Data
Net assets, end of year (000)	$6,478	$5,961	$4,768	$3,761	$3,788		$70,702	$62,636	$43,560	$30,343	$29,747
Portfolio turnover rate	27%	29%	34%	39%	44%		27%	29%	34%	39%	44%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	41

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor C
	Year Ended May 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.08	$11.57	$9.29	$11.78	$8.86
Net investment income[1]	0.04	0.14	0.07	0.08	0.05
Net realized and unrealized gain (loss)	(0.17)	1.44	2.28	(2.52)	2.93	[2]
Net increase (decrease) from investment operations	(0.13)	1.58	2.35	(2.44)	2.98
Distributions from net investment income[3]	(0.14)	(0.07)	(0.07)	(0.05)	(0.06)
Net asset value, end of year	$12.81	$13.08	$11.57	$9.29	$11.78

Total Return[4]
Based on net asset value	(0.97)%	13.72%	25.46%	(20.77)%	33.81%	[5]

Ratios to Average Net Assets
Total expenses	2.26%	2.24%	2.27%	2.31%	2.28%
Net investment income	0.29%	1.16%	0.69%	0.79%	0.48%

Supplemental Data
Net assets, end of year (000)	$109,093	$108,426	$89,448	$77,861	$104,687
Portfolio turnover rate	27%	29%	34%	39%	44%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2015

Financial Highlights	Marsico Growth FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$17.11	$15.23	$12.63	$12.68	$9.88	$16.75	$14.94	$12.43	$12.50	$9.77
Net investment income (loss)[1]	(0.02)	(0.02)	0.07	0.03	0.02	(0.06)	(0.06)	0.04	0.00 [2]	(0.01)
Net realized and unrealized gain (loss)	1.60	2.67	2.53	(0.08)	2.78	1.57	2.62	2.47	(0.07)	2.74
Net increase (decrease) from investment operations	1.58	2.65	2.60	(0.05)	2.80	1.51	2.56	2.51	(0.07)	2.73
Distributions from net realized gain[3]	(1.03)	(0.77)	—	—	—	(1.03)	(0.75)	—	—	—
Net asset value, end of year	$17.66	$17.11	$15.23	$12.63	$12.68	$17.23	$16.75	$14.94	$12.43	$12.50

Total Return[4]
Based on net asset value	9.55%	17.70%	20.59%	(0.39)%	28.34%	9.32%	17.42%	20.19%	(0.56)%	27.94%

Ratios to Average Net Assets
Total expenses	1.10%	1.07%	1.13%	1.14%	1.10%	1.35%	1.32%	1.38%	1.39%	1.35%
Total expenses after fees waived	1.05%	1.02%	1.08%	1.14%	1.10%	1.30%	1.27%	1.33%	1.39%	1.35%
Net investment income (loss)	(0.09)%	(0.10)%	0.54%	0.27%	0.19%	(0.34)%	(0.35)%	0.30%	0.02%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$5,959	$5,597	$4,789	$3,787	$3,430	$61,289	$55,133	$40,097	$28,104	$24,809
Portfolio turnover rate	86%	101%	127%	61%	66%	86%	101%	127%	61%	66%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	43

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor C
	Year Ended May 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.68	$14.08	$11.79	$11.96	$9.41
Net investment loss[1]	(0.17)	(0.17)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.45	2.46	2.35	(0.08)	2.64
Net increase (decrease) from investment operations	1.28	2.29	2.29	(0.17)	2.55
Distributions from net realized gain[2]	(1.03)	(0.69)	—	—	—
Net asset value, end of year	$15.93	$15.68	$14.08	$11.79	$11.96

Total Return[3]
Based on net asset value	8.46%	16.48%	19.42%	(1.42)%	27.10%

Ratios to Average Net Assets
Total expenses	2.11%	2.08%	2.13%	2.15%	2.11%
Total expenses after fees waived	2.06%	2.03%	2.08%	2.15%	2.11%
Net investment loss	(1.10)%	(1.11)%	(0.46)%	(0.75)%	(0.82)%

Supplemental Data
Net assets, end of year (000)	$92,669	$93,094	$80,148	$72,267	$87,554
Portfolio turnover rate	86%	101%	127%	61%	66%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2015

Financial Highlights	Invesco Value FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.78	$13.36	$9.97	$10.69	$8.53	$15.63	$13.26	$9.89	$10.61	$8.51
Net investment income[1]	0.18	0.21	0.16	0.15	0.12	0.14	0.17	0.13	0.12	0.10
Net realized and unrealized gain (loss)	0.99	2.30	3.36	(0.72)	2.10	0.97	2.28	3.35	(0.72)	2.08
Net increase (decrease) from investment operations	1.17	2.51	3.52	(0.57)	2.22	1.11	2.45	3.48	(0.60)	2.18
Distributions from net investment income[2]	(0.27)	(0.09)	(0.13)	(0.15)	(0.06)	(0.21)	(0.08)	(0.11)	(0.12)	(0.08)
Net asset value, end of year	$16.68	$15.78	$13.36	$9.97	$10.69	$16.53	$15.63	$13.26	$9.89	$10.61

Total Return[3]
Based on net asset value	7.49%	18.89%	35.68%	(5.36)%	26.09%	7.19%	18.56%	35.47%	(5.63)%	25.72%

Ratios to Average Net Assets
Total expenses	1.00%	0.98%	1.06%	1.05%	1.00%	1.25%	1.22%	1.30%	1.30%	1.25%
Net investment income	1.13%	1.43%	1.37%	1.46%	1.25%	0.88%	1.19%	1.13%	1.22%	1.00%

Supplemental Data
Net assets, end of year (000)	$5,890	$5,373	$4,330	$3,347	$3,226	$60,815	$54,119	$38,807	$26,457	$24,215
Portfolio turnover rate	19%	14%	13%	17%	24%	19%	14%	13%	17%	24%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	45

Financial Highlights (concluded)	Invesco Value FDP Fund

	Investor C
	Year Ended May 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.37	$13.09	$9.77	$10.47	$8.43
Net investment income[1]	0.02	0.06	0.04	0.04	0.02
Net realized and unrealized gain (loss)	0.96	2.26	3.30	(0.70)	2.05
Net increase (decrease) from investment operations	0.98	2.32	3.34	(0.66)	2.07
Distributions from net investment income[2]	(0.11)	(0.04)	(0.02)	(0.04)	(0.03)
Net asset value, end of year	$16.24	$15.37	$13.09	$9.77	$10.47

Total Return[3]
Based on net asset value	6.40%	17.76%	34.30%	(6.28)%	24.61%

Ratios to Average Net Assets
Total expenses	2.01%	1.98%	2.06%	2.05%	2.01%
Net investment income	0.12%	0.41%	0.37%	0.46%	0.24%

Supplemental Data
Net assets, end of year (000)	$92,568	$92,201	$79,259	$67,211	$85,130
Portfolio turnover rate	19%	14%	13%	17%	24%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

46	FDP SERIES, INC.	MAY 31, 2015

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.75	$10.71	$10.56	$10.50	$9.78	$10.76	$10.71	$10.57	$10.50	$9.79
Net investment income[1]	0.23	0.28	0.30	0.33	0.38	0.20	0.26	0.27	0.30	0.35
Net realized and unrealized gain	0.05	0.06	0.23	0.08	0.72	0.04	0.06	0.23	0.09	0.71
Net increase from investment operations	0.28	0.34	0.53	0.41	1.10	0.24	0.32	0.50	0.39	1.06

Distributions from:[2]
Net investment income	(0.23)	(0.29)	(0.38)	(0.35)	(0.38)	(0.20)	(0.26)	(0.36)	(0.32)	(0.35)
Net realized gain	(0.13)	(0.01)	—	—	—	(0.13)	(0.01)	—	—	—
Total distributions	(0.36)	(0.30)	(0.38)	(0.35)	(0.38)	(0.33)	(0.27)	(0.36)	(0.32)	(0.35)
Net asset value, end of year	$10.67	$10.75	$10.71	$10.56	$10.50	$10.67	$10.76	$10.71	$10.57	$10.50

Total Return[3]
Based on net asset value	2.61%	3.18%	5.03%	3.89%	11.37%	2.26%	3.03%	4.67%	3.74%	10.99%

Ratios to Average Net Assets
Total expenses	0.69%	0.68%	0.71%	0.74%	0.71%	0.94%	0.93%	0.95%	0.99%	0.96%
Net investment income	2.12%	2.71%	2.76%	3.16%	3.71%	1.87%	2.46%	2.51%	2.90%	3.47%

Supplemental Data
Net assets, end of year (000)	$7,455	$6,791	$5,506	$4,809	$3,989	$97,067	$86,986	$63,283	$48,467	$38,482
Portfolio turnover rate[4]	283%	296%	322%	292%	200%	283%	296%	322%	292%	200%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,					Year Ended May 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	80%	137%	128%	137%	80%	80%	137%	128%	137%	80%

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2015	47

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor C
	Year Ended May 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.76	$10.71	$10.57	$10.50	$9.79
Net investment income[1]	0.14	0.20	0.21	0.24	0.30
Net realized and unrealized gain	0.04	0.06	0.23	0.09	0.70
Net increase from investment operations	0.18	0.26	0.44	0.33	1.00
Distributions from:[2]
Net investment income	(0.14)	(0.20)	(0.30)	(0.26)	(0.29)
Net realized gain	(0.13)	(0.01)	—	—	—
Total distributions	(0.27)	(0.21)	(0.30)	(0.26)	(0.29)
Net asset value, end of year	$10.67	$10.76	$10.71	$10.57	$10.50

Total Return[3]
Based on net asset value	1.69%	2.45%	4.10%	3.16%	10.38%

Ratios to Average Net Assets
Total expenses	1.50%	1.49%	1.51%	1.54%	1.52%
Net investment income	1.31%	1.90%	1.96%	2.35%	2.92%

Supplemental Data
Net assets, end of year (000)	$142,617	$138,904	$116,996	$113,271	$131,002
Portfolio turnover rate[4]	283%	296%	322%	292%	200%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:
	Year Ended May 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	80%	137%	128%	137%	80%
See Notes to Financial Statements.

48	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements

1. Organization:

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
MFS Research International FDP Fund	MFS Fund	Diversified
Marsico Growth FDP Fund	Marsico Fund	Diversified
Invesco Value FDP Fund	Invesco Fund	Diversified
Franklin Templeton Total Return FDP Fund	Franklin Templeton Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a CDSC. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	Yes[1]	None
Investor C Shares	No	Yes	None
[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

FDP SERIES, INC.	MAY 31, 2015	49

Notes to Financial Statements (continued)

Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

50	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For MFS Fund, Marsico Fund and Invesco Fund, distributions paid by the Funds are recorded on the ex-dividend date. For Franklin Templeton Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Funds or their classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

FDP SERIES, INC.	MAY 31, 2015	51

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and

52	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of May 31, 2015, the Franklin Templeton Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
BMC Software Finance, Inc.	$289,534	$269,803	$265,452	$(4,351)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Funds are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

FDP SERIES, INC.	MAY 31, 2015	53

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds and is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

54	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the year ended May 31, 2015, transactions in options written including currency options were as follows:

Calls
Franklin Templeton Fund	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—
Options written	—	1,100	$4,345
Options exercised	—	—	—
Options expired	—	—	—
Options closed	—	(1,100)	$(4,345)
Outstanding options, end of year	—	—	—
[1]	Amount shown is the currency in which the transaction was denominated.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
FDP SERIES, INC.	MAY 31, 2015	55

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2015
	Value
		Invesco Fund		Franklin Templeton Fund
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1]	—	—	—	$(101,009)
Foreign currency exchange contracts	Net unrealized appreciation (depreciation)[2]; Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$364,207	$(12,933)	$4,842,616	(180,313)
Credit contracts	Net unrealized appreciation (depreciation)[3]; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received	—	—	311,783	(1,040,508)
Total		$ 364,207	$ (12,933)	$ 5,154,399	$(1,321,830)
[1]	Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.
[3]	Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2015

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation (Depreciation) On
	MFS Fund	Invesco Fund	Franklin Templeton Fund	Invesco Fund	Franklin Templeton Fund

Interest rate contracts:
Financial futures contracts	—	—	$(37,445)	—	$(101,009)
Options[4]	—	—	(162,900)	—	—
Foreign currency exchange contracts
Foreign currency transactions translations	$829	$1,825,551	586,799	$309,985	1,768,448
Options[4]	—	—	3,197,900	—	1,002,517
Credit Contracts:
Swaps	—	—	43,345	—	(127,804)
Total	$829	$1,825,551	$3,627,699	$309,985	$2,542,152
[4]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the year ended May 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund		Invesco Fund		Franklin Templeton Fund
Financial futures contracts:
Average notional value of contracts — long	—		—		$4,483,517
Average notional value of contracts — short	—		—		$16,975,533
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$86,919	[1]	$15,813,763		$18,104,713
Average amounts sold — in USD	$10,351	[1]	$46,948,872	[1]	$7,184,572
Options:
Average value of option contracts purchased	—		—		$2,957,975
Average value of option contracts written	—		—		$4,098
Average notional value of swaption contracts purchased	—		—		$9,000,000
Credit default swaps:
Average notional value — buy protection	—		—		$15,531,000
Average notional value — sell protection	—		—		$10,071,955
[1]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.
56	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

FDP SERIES, INC.	MAY 31, 2015	57

Notes to Financial Statements (continued)

As of May 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

Invesco Fund	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$364,207	$12,933
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$364,207	$12,933

Franklin Templeton Fund	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$20,966		$23,865
Forward foreign currency exchange contracts	1,595,908		180,313
Options	3,246,708	[1]	—
Swaps — Centrally cleared	1,225		—
Swaps — OTC[2]	311,783		1,037,290
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,176,590		1,241,468
Derivatives not subject to an MNA	(22,191)		(23,865)
Total derivative assets and liabilities subject to an MNA	$5,154,399		$1,217,603

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of May 31, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

Invesco Fund
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Barclays Bank PLC	$33,470	$(3,307)	—	—	$30,163
Canadian Imperial Bank of Commerce	82,276	(3,201)	—	—	79,075
Deutsche Bank AG	82,315	(3,126)	—	—	79,189
Goldman Sachs International	83,125	(3,299)	—	—	79,826
Royal Bank of Canada	83,021	—	—	—	83,021
Total	$364,207	$(12,933)	—	—	$351,274

Invesco Fund
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$3,307	$(3,307)	—	—	—
Canadian Imperial Bank of Commerce	3,201	(3,201)	—	—	—
Deutsche Bank AG	3,126	(3,126)	—	—	—
Goldman Sachs International	3,299	(3,299)	—	—	—
Total	$12,933	$(12,933)	—	—	—
58	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

Franklin Templeton Fund
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received[6]	Cash Collateral Received	Net Amount Of Derivative Assets[4]
Barclays Bank PLC	$9,553	$(9,553)	—	—	—
Barclays Capital, Inc.	79,838	(79,838)	—	—	—
Citibank N.A.	1,006,327	(81,083)	$(925,244)	—	—
Citigroup, Inc.	2,287,172	—	—	—	$2,287,172
Credit Suisse Securities (USA) LLC	35,880	(25,504)	—	—	10,376
Deutsche Bank AG	1,298,791	(329,413)	—	—	969,378
Goldman Sachs International	52,848	(52,848)	—	—	—
HSBC Bank PLC	491	—	—	—	491
JPMorgan Chase Bank N.A.	323,575	(84,406)	—	—	239,169
Royal Bank of Scotland PLC	59,924	—	—	—	59,924
Total	$5,154,399	$(662,645)	$(925,244)	—	$3,566,510

Franklin Templeton Fund
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged[7]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$12,816	$(9,553)	—	—	$3,263
Barclays Capital, Inc.	150,985	(79,838)	—	—	71,147
Citibank N.A.	81,083	(81,083)	—	—	—
Credit Suisse Securities (USA) LLC	25,504	(25,504)	—	—	—
Deutsche Bank AG	329,413	(329,413)	—	—	—
Goldman Sachs International	477,169	(52,848)	—	$(424,321)	—
JPMorgan Chase Bank N.A.	84,406	(84,406)	—	—	—
Morgan Stanley & Co. LLC	56,227	—	—	—	56,227
Total	$1,217,603	$(662,645)	—	$(424,321)	$130,637
[3]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[4]	Net amount represents the net amount receivable from the counterparty in the event of default.
[5]	Net amount represents the net amount payable due to the counterparty in the event of default.
[6]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[7]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Not exceeding $1 Billion	0.90%	0.80%	0.70%	0.40%
In excess of $1 Billion but not more than $3 Billion	0.85%	0.75%	0.66%	0.38%
In excess of $3 Billion but not more than $5 Billion	0.81%	0.72%	0.63%	0.36%
In excess of $5 Billion but not more than $10 Billion	0.78%	0.70%	0.61%	0.35%
In excess of $10 Billion	0.77%	0.68%	0.60%	0.34%
FDP SERIES, INC.	MAY 31, 2015	59

Notes to Financial Statements (continued)

The Manager entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

For the year ended May 31, 2015, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Amount reimbursed	$1,776	$1,619	$1,580	$2,464

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A Share	0.25%	0.25%	0.25%	0.25%
Investor C Share	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor C Share	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.05% of its advisory fee payable by Marsico Fund. This amount is shown as fees waived by Manager in the Statements of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. Prior to October 1, 2014, this waiver and/or reimbursement was voluntary. The expense limitation as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to October 1, 2016 unless terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. During the year ended May 31, 2015, the Manager did not waive or reimburse any fees or expenses under these arrangements.

In addition, the Funds pay the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations. This voluntary reimbursement may be reduced or discontinued at any time.

60	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

For the year ended May 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$27,013	$24,609	$24,447	$41,042

For the year ended May 31, 2015, affiliates received CDSCs as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$1,566	$543	$558	$635
Investor C	$15,907	$13,303	$12,958	$27,415

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended May 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MFS Fund	$666,358	$467,917
Invesco Fund	—	$65,240

6. Purchases and Sales:

For the year ended May 31, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
MFS Fund	$58,616,506	$46,930,258
Marsico Fund	$128,473,137	$139,638,403
Invesco Fund	$28,487,439	$29,336,636
Franklin Templeton Fund	$599,530,004	$571,376,416

Sales of U.S. government securities for Franklin Templeton Fund for the year ended May 31, 2015, were $44,579,776.

For the year ended May 31, 2015, purchases and sales related to mortgage dollar rolls for Franklin Templeton Fund were $429,748,669 and $430,813,835, respectively.

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended May 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

FDP SERIES, INC.	MAY 31, 2015	61

Notes to Financial Statements (continued)

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of May 31, 2015, the following permanent difference attributable to net operating losses, the accounting for swap agreements, the sale of stock of passive foreign investment companies and foreign currency transactions were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund

Paid-in capital	—	$(483,799)	—	—
Undistributed (distributions in excess of) net investment income (loss)	$(42,023)	$1,073,474	$1,824,561	$3,060,956
Accumulated net realized gain (loss)	$42,023	$(589,675)	$(1,824,561)	$(3,060,956)

The tax character of distributions paid was as follows:

		MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Ordinary income	5/31/15	$2,447,038	—	$1,490,590	$5,554,612
	5/31/14	$1,239,435	$2,511,001	$509,648	$4,303,928
Long-term capital gains	5/31/15	—	$9,889,964	—	$1,101,475
	5/31/14	—	$3,840,996	—	$194,505
Total	5/31/15	$2,447,038	$9,889,964	$1,490,590	$6,656,087
	5/31/14	$1,239,435	$6,351,997	$509,648	$4,498,433

As of May 31, 2015, the tax components of accumulated net earnings were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Undistributed ordinary income	$895,356	—	$1,465,573	$4,521,804
Undistributed long-term capital gains	—	$17,204,265	—	1,048,207
Capital loss carryforwards	(31,211,592)	—	(5,010,275)	—
Net unrealized gains[1]	33,141,444	30,258,825	42,890,029	306,328
Qualified late-year losses[2]	(235,073)	(1,513,199)	—	—
Total	$2,590,135	$45,949,891	$39,345,327	$5,876,339
[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments and the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts.
[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Invesco Fund
2017	$738,087	—
2018	30,473,505	$5,010,275
Total	$31,211,592	$5,010,275

During the year ended May 31, 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MFS Fund	$1,164,065
Invesco Fund	$11,912,438
62	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

As of May 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund

Tax cost	$152,597,411	$127,170,945	$115,908,615	$282,119,726
Gross unrealized appreciation	$39,702,974	$32,567,604	$46,366,487	$6,051,926
Gross unrealized depreciation	(6,540,204)	(2,308,779)	(3,475,944)	(5,526,586)
Net unrealized appreciation	$33,162,770	$30,258,825	$42,890,543	$525,340

8. Bank Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

FDP SERIES, INC.	MAY 31, 2015	63

Notes to Financial Statements (continued)

As of May 31, 2015, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	15%
Pharmaceuticals	11%
Chemicals	6%
Oil, Gas & Consumable Fuels	5%
Food Products	5%
Insurance	5%
Other[1]	53%
[1]	All other industries held were each less than 5% of long-term investments.

As of May 31, 2015, Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary, health care and information technology sectors and Invesco Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Franklin Templeton Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2015		Year Ended May 31, 2014
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	130,782	$1,650,101	130,521	$1,637,422
Shares issued to shareholders in reinvestment of distributions	7,890	102,173	5,035	60,272
Shares redeemed	(89,869)	(1,137,477)	(93,181)	(1,170,251)
Net increase	48,803	$614,797	42,375	$527,443

Investor A
Shares sold and automatic conversion of shares	1,581,521	$19,716,326	1,685,661	$20,982,935
Shares issued to shareholders in reinvestment of distributions	76,828	990,311	43,720	521,147
Shares redeemed	(937,111)	(11,806,429)	(719,396)	(9,023,804)
Net increase	721,238	$8,900,208	1,009,985	$12,480,278

Investor B
Shares sold	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(102,999)	$(1,212,297)
Net decrease	—	—	(102,999)	$(1,212,297)

Investor C
Shares sold	2,075,935	$25,608,885	2,029,466	$25,187,884
Shares issued to shareholders in reinvestment of distributions	78,589	1,007,500	37,334	442,786
Shares redeemed	(1,923,434)	(23,820,299)	(1,509,944)	(18,706,462)
Net increase	231,090	$2,796,086	556,856	$6,924,208
Total Net Increase	1,001,131	$12,311,091	1,506,217	$18,719,632
64	FDP SERIES, INC.	MAY 31, 2015

Notes to Financial Statements (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	61,736	$1,078,693	75,826	$1,237,044
Shares issued to shareholders in reinvestment of distributions	16,631	282,264	11,629	188,623
Shares redeemed	(68,164)	(1,191,034)	(74,703)	(1,210,200)
Net increase	10,203	$169,923	12,752	$215,467

Investor A
Shares sold and automatic conversion of shares	808,977	$13,797,548	1,133,043	$17,998,647
Shares issued to shareholders in reinvestment of distributions	185,510	3,077,888	118,453	1,883,289
Shares redeemed	(728,417)	(12,439,670)	(643,233)	(10,304,696)
Net increase	266,070	$4,435,766	608,263	$9,577,240

Investor B
Shares sold	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(77,458)	$(1,091,164)
Net decrease	—	—	(77,458)	$(1,091,164)

Investor C
Shares sold	1,045,778	$16,585,793	1,350,231	$20,259,097
Shares issued to shareholders in reinvestment of distributions	333,443	5,147,251	213,831	3,194,465
Shares redeemed	(1,500,370)	(23,817,514)	(1,320,133)	(19,773,186)
Net increase (decrease)	(121,149)	$(2,084,470)	243,929	$3,680,376
Total Net Increase	155,124	$2,521,219	787,486	$12,381,919

	Year Ended May 31, 2015		Year Ended May 31, 2014
Invesco Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	71,851	$1,166,352	84,156	$1,218,331
Shares issued to shareholders in reinvestment of distributions	4,771	76,103	1,645	22,885
Shares redeemed	(63,909)	(1,039,696)	(69,469)	(999,760)
Net increase	12,713	$202,759	16,332	$241,456

Investor A
Shares sold and automatic conversion of shares	842,338	$13,533,565	1,192,930	$17,082,721
Shares issued to shareholders in reinvestment of distributions	41,562	656,946	14,286	197,290
Shares redeemed	(667,242)	(10,748,350)	(673,109)	(9,690,999)
Net increase	216,658	$3,442,161	534,107	$7,589,012

Investor B
Shares sold	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(83,816)	$(1,115,587)
Net decrease	—	—	(83,816)	$(1,115,587)

Investor C
Shares sold	1,045,096	$16,505,004	1,342,293	$19,102,892
Shares issued to shareholders in reinvestment of distributions	33,225	516,349	13,630	186,321
Shares redeemed	(1,376,014)	(21,761,233)	(1,410,493)	(19,930,420
Net decrease	(297,693)	$(4,739,880)	(54,570)	$(641,207)
Total Net Increase (Decrease)	(68,322)	$(1,094,960)	412,053	$6,073,674
FDP SERIES, INC.	MAY 31, 2015	65

Notes to Financial Statements (concluded)

	Year Ended May 31, 2015		Year Ended May 31, 2014
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	173,664	$1,861,098	204,429	$2,146,812
Shares issued to shareholders in reinvestment of distributions	19,217	205,224	12,237	128,968
Shares redeemed	(125,615)	(1,345,758)	(99,491)	(1,051,856)
Net increase	67,266	$720,564	117,175	$1,223,924

Investor A
Shares sold and automatic conversion of shares	2,342,192	$25,109,933	3,355,892	$35,320,357
Shares issued to shareholders in reinvestment of distributions	240,626	2,569,545	141,443	1,491,174
Shares redeemed	(1,574,463)	(16,880,039)	(1,319,845)	(13,899,098)
Net increase	1,008,355	$10,799,439	2,177,490	$22,912,433

Investor B
Shares sold	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(142,656)	$(1,516,378)
Net decrease	—	—	(142,656)	$(1,516,378)

Investor C
Shares sold	3,156,689	$33,842,775	4,301,545	$45,250,377
Shares issued to shareholders in reinvestment of distributions	287,490	3,067,147	176,930	1,864,576
Shares redeemed	(2,994,181)	(32,099,291)	(2,489,409)	(26,192,553)
Net increase	449,998	$4,810,631	1,989,066	$20,922,400
Total Net Increase	1,525,619	$16,330,634	4,141,075	$43,542,379

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On April 14, 2015, the Board, including the Independent Directors, approved a replacement of the sub-adviser of the Marsico Fund from Marsico Capital Management, LLC to Janus Capital Management LLC (“Janus”), subject to approval of the Marsico Fund’s shareholders. In connection with such pending replacement, the Board approved a change in the name of the Marsico Fund as set out below, certain changes to the Fund’s principal investment strategies and investment process, and changes to the Fund’s portfolio managers and benchmark index. All of these changes are contingent upon the approval by Marsico Fund shareholders of Janus as a sub-adviser to the Fund.

The Board also recently approved the use of a manager of managers structure for each Fund, subject to approval of each Fund’s shareholders. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisers and may amend sub-advisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval. In connection with each Fund’s pending use of the manager of managers structure (together with the approval of Janus as the Marsico Fund’s new sub-adviser), the Board approved a change in the name of each Fund, as follows:

Current Fund Name	New Fund Name
MFS Research International FDP Fund	FDP BlackRock MFS Research International Fund
Marsico Growth FDP Fund	FDP BlackRock Janus Growth Fund
Invesco Value FDP Fund	FDP BlackRock Invesco Value Fund
Franklin Templeton Total Return FDP Fund	FDP BlackRock Franklin Templeton Total Return Fund

The Board has called a joint special meeting of shareholders (the “Meeting”) of the Funds for the purpose of considering and voting on: (1) a new sub-advisory agreement between the Manager and Janus with respect to the Marsico Fund (the “Sub-advisory Agreement”); and (2) the use of a manager of managers structure. The Meeting was adjourned on July 17, 2015 until August 21, 2015 to allow shareholders additional time to submit their voting instructions. If the Sub-advisory Agreement is approved by shareholders of the Marsico Fund, Janus will begin serving as sub-adviser of the Marsico Fund, and the changes to the Marsico Fund’s name, its principal investment strategies and investment process, and its portfolio managers and benchmark index, would take effect as soon as reasonably practicable after the Meeting. If shareholders of a Fund approve that Fund’s use of the manager of managers structure, that Fund’s reliance on the manager of managers structure and the change to the Fund’s name, would take effect immediately following the Meeting.

66	FDP SERIES, INC.	MAY 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund and the Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., (the “Corporation”) as of May 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Research International FDP Fund, Marsico Growth FDP Fund, Invesco Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., as of May 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 23, 2015

Important Tax Information (Unaudited)

During the fiscal year ended May 31, 2015, the following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc.

	Payable Date/ Months Paid	MFS Fund	Marsico Growth	Invesco Value	Franklin Templeton Fund
Qualified Dividend Income for Individuals	7/18/2014	100.00%	—	100.00%	—
	12/11/2014	—	—	100.00%	—
Dividends Qualifying for the Dividend	7/18/2014	1.76%	—	100.00%	—
Received Deduction for Corporations	12/11/2014	—	—	100.00%	—
Foreign Source Income		74.97%[1]	—	—	—
Interest Related Dividends	June 2014 - December 2014	—	—	—	38.00%
for Non-U.S. Residents[2]	January 2015 - May 2015	—	—	—	61.26%
Federal Obligation Interest[3]	June 2014 - May 2015	—	—	—	2.19%
Foreign Taxes Paid Per Share[4]	7/18/2014	$0.027469	—	—	—
Long-term capital gains per share	7/18/2014	—	$0.476376	—	—
	12/11/2014	—	$0.549693	—	$0.0486440
[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[4]	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
FDP SERIES, INC.	MAY 31, 2015	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”) met in person on April 14, 2015 (the “April Meeting”) and May 12-15, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”), Invesco Value FDP Fund (the “Invesco Fund”), Marsico Growth FDP Fund (the “Growth Fund”), and MFS Research International FDP Fund (the “MFS Fund”) (each, a “Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Franklin Advisers, Inc. (“Franklin”); (ii) Invesco Advisers, Inc. (“Invesco”); (iii) Marsico Capital Management, LLC (“Marsico”); and (iv) Massachusetts Financial Services Company (“MFS”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock personnel and affiliates, and the Sub-Advisors, including (as applicable): investment management services; administrative and shareholder services; the oversight of service providers; marketing services; risk oversight; compliance and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) the implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) periodic updates on BlackRock’s and the Sub-Advisors’ businesses; and (m) sub-advisory fees paid by the Manager to the Sub-Advisors, the division of responsibilities between the Manager and the Sub-Advisors, and the oversight of the Sub-Advisors provided by the Manager.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

68	FDP SERIES, INC.	MAY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel, BlackRock, and the Sub-Advisors to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors (other than Marsico), with respect to each Fund (other than the Growth Fund), each for a one-year term ending June 30, 2016. The Board, including the Independent Board Members, also approved the continuation of the Sub-Advisory Agreement between the Manager and Marsico, with respect to the Growth Fund, for the shorter of a one-year term ending June 30, 2016 or until the effective date of a new sub-advisory agreement between the Manager and Janus Capital Management LLC, with respect to the Growth Fund (the “Janus Sub-Advisory Agreement”). The Board, including the Independent Board Members, approved the Janus Sub-Advisory Agreement at the April Meeting and authorized the submission of the Janus Sub-Advisory Agreement for approval by the shareholders of the Growth Fund. The considerations of the Board in approving the Janus Sub-Advisory Agreement are set forth in the discussion in this report entitled “Disclosure of New Sub-Advisory Agreement.”

In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel and the investment personnel of each Sub-Advisor to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, and the investment personnel of each Sub-Advisor. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock and the Sub-Advisors: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s and each Sub-Advisor’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; and risk analysis and oversight capabilities.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
FDP SERIES, INC.	MAY 31, 2015	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Franklin Templeton Fund ranked in the third, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Franklin Templeton Fund’s underperformance during these periods. The Board was informed that, among other things, the main detractors of performance during these periods was the Franklin Templeton Fund’s underweight position in corporate debt securities and overweight position in U.S. Treasuries and agency mortgage backed securities.

The Board noted that for the one-, three- and five-year periods reported, the Invesco Fund ranked in the fourth, second and first quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Invesco Fund’s underperformance during the one-year period and the Board noted that it will monitor the Invesco Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Growth Fund ranked in the fourth, fourth and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Growth Fund’s underperformance during these periods. The Board was informed that, among other things, the primary detractor of performance for the one-year period was poor stock selection and an overweight position in the consumer discretionary sector. The main detractor of performance from the three- and five-year periods was poor stock selection in the energy and consumer discretionary sectors.

As previously stated, the Board approved a new sub-advisor to replace Marsico as sub-advisor of the Growth Fund, subject to shareholder approval.

The Board noted that for the one-, three- and five-year periods reported, the MFS Fund ranked in the fourth, fourth, and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the MFS Fund’s underperformance during these periods. The Board was informed that, among other things, MFS Fund’s positions in the emerging markets detracted from performance as emerging markets significantly underperformed international developed markets equities.

70	FDP SERIES, INC.	MAY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Franklin Templeton Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Franklin Templeton Fund’s Expense Peers. The Board determined that the Franklin Templeton Fund’s actual management fee rate was appropriate in light of the actual management fee rate paid by the Franklin Templeton Fund’s Expense Peers. The Board also noted that the Franklin Templeton Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Franklin Templeton Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Franklin Templeton Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Invesco Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Invesco Fund’s Expense Peers. The Board determined that the Invesco Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Invesco Fund’s Expense Peers. The Board also noted that the Invesco Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Invesco Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Invesco Fund’s total expenses as a percentage of the Invesco Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Growth Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Growth Fund’s Expense Peers. The Board determined that the Growth Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Growth Fund’s Expense Peers. The Board also noted that the Growth Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Growth Fund increases

FDP SERIES, INC.	MAY 31, 2015	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Growth Fund’s total expenses as a percentage of the Growth Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Growth Fund. The waiver was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee reduction.

The Board noted that the MFS Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the MFS Fund’s Expense Peers. The Board determined that the MFS Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the MFS Fund’s Expense Peers. The Board also noted that the MFS Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the MFS Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the MFS Fund’s total expenses as a percentage of the MFS Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. The waiver is effective on June 1, 2015.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2016, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor (other than Marsico), with respect to each Fund (other than the Growth Fund), for a one-year term ending June 30, 2016. The Board, including the Independent Board Members, also approved the continuation of the Sub-Advisory Agreement between the Manager and Marsico, with respect to the Growth Fund, for the shorter of a one-year term ending June 30, 2016 or until the effective date of the Janus Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	FDP SERIES, INC.	MAY 31, 2015

Disclosure of New Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”) met in person on April 14, 2015 (the “April Meeting”) to consider the approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the investment advisor to Marsico Growth FDP Fund (the “Growth Fund” or the “Fund”), a series of the Corporation, and Janus Capital Management LLC (“Janus”), with respect to the Growth Fund.

Activities and Composition of the Board

On the date of the April Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The New Sub-Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the New Sub-Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Growth Fund by Janus, its personnel and its affiliates.

Board Considerations in Approving the New Sub-Advisory Agreement

The Approval Process: At the April Meeting, the Board reviewed materials relating to its consideration of the New Sub-Advisory Agreement. The Board considered all factors it believed relevant with respect to the Corporation and the Growth Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by Janus; (b) the investment performance of similar accounts managed by Janus; (c) the sub-advisory fee; (d) economies of scale; (e) potential fall-out benefits to Janus and its affiliates as a result of its relationship with the Growth Fund; (f) the policies and practices of Janus with respect to portfolio transactions for the Growth Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the New Sub-Advisory Agreement, the Board met with the relevant investment advisory personnel from Janus and received written materials provided by Janus and information about Janus, including its asset management capabilities and organization. The Board considered all information it deemed reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement. The Board received materials in advance of the April Meeting relating to its consideration of the New Sub-Advisory Agreement, including, among other things, (a) fees and estimated expense ratios of the Growth Fund, and information about contractual expense caps for the Growth Fund; (b) information regarding Janus’s economic outlook for the Growth Fund and its general investment outlook for the markets; and (c) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the New Sub-Advisory Agreement. At the April Meeting, BlackRock reported to the Board on its due diligence of Janus, including telephonic meetings and on-site visits to Janus’ offices. The Board also considered information regarding Janus’ compliance record.

The Board also considered other matters it deemed important to the approval process, such as direct and indirect benefits to Janus and its affiliates from their relationship with the Growth Fund and advice from independent legal counsel with respect to the approval process and materials submitted for the Board’s review. The Board noted the willingness of Janus personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by Janus

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by Janus, including the investment advisory services to be provided to the Growth Fund. The Board received information concerning the investment philosophy and investment process to be used by Janus in managing the Growth Fund, as well as a description of the capabilities, personnel and services of Janus. In connection with this review, the Board considered Janus’ in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by Janus to the Growth Fund under the New Sub-Advisory Agreement relative to services currently provided to the Growth Fund by Marsico Capital Management, LLC (“Marsico”) pursuant to a sub-advisory agreement between the Manager and Marsico, with respect to the Growth Fund (the “Marsico Sub-Advisory Agreement”), noting that the nature and extent of services under the existing and new agreements were generally similar in that each of Marsico and Janus are required to provide day-to-day portfolio management services and comply with all Growth Fund policies and applicable rules and regulations. The Board noted that the standard of care applicable under the New Sub-Advisory Agreement was identical to that found in the Marsico Sub-Advisory Agreement and comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of Janus’ services to be provided to the Growth Fund was consistent with the Growth Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

FDP SERIES, INC.	MAY 31, 2015	73

Disclosure of New Sub-Advisory Agreement (continued)

The Board, including the Independent Board Members, considered, among other factors, with respect to Janus: the number, education and experience of investment personnel generally and the Growth Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also took into account the time and attention to be devoted by senior management of Janus to the Growth Fund. The Board also considered the business reputation of Janus and its financial resources and concluded that Janus would be able to meet any reasonably foreseeable obligation under the New Sub-Advisory Agreement.

B. The Investment Performance of Janus

The Board, including the Independent Board Members, also reviewed and considered information, including materials from Lipper, Inc., which is not affiliated with BlackRock or Janus, about the investment performance for other funds and accounts managed by Janus using the same investment processes and strategies that Janus expects to use in managing the Growth Fund.

The Board, BlackRock and Janus discussed Janus’ proposed strategy for seeking to improve the Growth Fund’s performance and Janus’ commitment to providing the resources necessary to assist the Growth Fund’s portfolio managers in seeking to do so.

C. Consideration of the Sub-Advisory Fees and the Cost of the Services to be Provided and Profits to be Realized by Janus and its Affiliates from their Relationship with the Growth Fund

The Board reviewed and considered the contractual sub-advisory fee rate that would be payable by BlackRock to Janus for investment advisory services to the Growth Fund. The Board considered information about the services rendered by, and sub-advisory fee rates payable to, Marsico with respect to the Growth Fund, and compared this to the services to be rendered by, and fee rates to be paid to, Janus with respect to the Growth Fund.

The Board noted that the sub-advisory fee rate in the New Sub-Advisory Agreement includes breakpoints that adjust the fee rate downward as the size of the Growth Fund increases above certain contractually specified levels. The Board further noted that BlackRock will pass the benefit of the breakpoint in the proposed sub-advisory fee to the shareholders of the Growth Fund pursuant to an agreement to contractually waive its investment advisory fees in an amount equal to the breakpoint in the sub-advisory fee rate. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the New Sub-Advisory Agreement are in effect, unless earlier terminated by BlackRock or the Board.

The Board Members considered the historical profitability information they had received with respect to the Growth Fund and noted that BlackRock’s profitability with respect to the Growth Fund would not have changed during 2014 as a result of the sub-advisory fee rate proposed under the New Sub-Advisory Agreement. Specifically, the Board considered that if the Marsico Sub-Advisory Agreement had contained the same sub-advisory fee rate as is proposed under the New Sub-Advisory Agreement, the aggregate amount of fees paid by BlackRock to Marsico for the Growth Fund’s fiscal year ended May 31, 2014 would not have been different from the amount actually paid by BlackRock to Marsico for the same period.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the New Sub-Advisory Agreement were fair and reasonable in light of the services provided.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Growth Fund increase, as well as the existence of expense caps. The Board also considered the potential for sharing economies of scale with shareholders as the Growth Fund grows, noting that Janus’ sub-advisory fee rate contains a breakpoint and that BlackRock will pass the benefit of this breakpoint to the shareholders of the Growth Fund by contractually waiving its investment advisory fee in an amount equal to the breakpoint in the sub-advisory fee rate set forth in the New Sub-Advisory Agreement.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that Janus or its affiliates may derive from their respective relationships with the Growth Fund, both tangible and intangible, such as Janus’ ability to leverage its investment professionals who manage other portfolios and risk management personnel, and an increase in Janus’ profile in the investment advisory community. The Board also considered Janus’ overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that Janus may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

74	FDP SERIES, INC.	MAY 31, 2015

Disclosure of New Sub-Advisory Agreement (concluded)

The Board, including the Independent Board Members, concluded that these potential ancillary benefits that Janus and its affiliates could receive with regard to providing investment advisory and other services to the Growth Fund were consistent with those generally available to other sub-advisers.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that the Growth Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Growth Fund.

Conclusion

The Board, including the Independent Board Members, approved the proposed New Sub-Advisory Agreement between BlackRock and Janus, with respect to the Growth Fund, for a two-year term beginning on the effective date of the New Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the New Sub-Advisory Agreement were fair and reasonable and in the best interest of the Growth Fund and its shareholders. In arriving at its decision to approve the New Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

FDP SERIES, INC.	MAY 31, 2015	75

Officers and Directors
Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[2]

Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.

Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007
Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 98 Portfolios	Allergen plc (pharmaceuticals)

James H. Bodurtha 1944	Director	Since 2007
Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 98 Portfolios	None

Bruce R. Bond 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 98 Portfolios	None

Valerie G. Brown 1956	Director	Since 2015
Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.
				28 RICs consisting of 98 Portfolios	None

Donald W. Burton 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.
				28 RICs consisting of 98 Portfolios	None

Honorable Stuart E. Eizenstat 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.
				28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015
Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.
				28 RICs consisting of 98 Portfolios	None
76	FDP SERIES, INC.	MAY 31, 2015

Officers and Directors (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

Roberta Cooper Ramo 1942	Director	Since 2007
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.
				28 RICs consisting of 98 Portfolios	None

David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3] Date shown is the earliest date a person has served for the Corporation. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]

Robert Fairbairn 1965	Director	Since 2015
Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s 2011 Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.
				28 RICs consisting of 98 Portfolios	None

Henry Gabbay 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				28 RICs consisting of 98 Portfolios	None

John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)
Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
				104 RICs consisting of 174 Portfolios	None

[4] Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Directors. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Corporation serve at the pleasure of the Board.

FDP SERIES, INC.	MAY 31, 2015	77

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)
Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer	Since 2014
Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015
Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation serve at the pleasure of the Board.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Corporation and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Corporation.
Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Corporation.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
Massachusetts Financial Services Company
Boston, MA 02199

Marsico Capital Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110
Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019 Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

78	FDP SERIES, INC.	MAY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

FDP SERIES, INC.	MAY 31, 2015	79

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

80	FDP SERIES, INC.	MAY 31, 2015

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-5/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$51,738	$43,863	$0	$0	$15,402	$15,100	$0	$0
Invesco Value FDP Fund	$31,163	$31,163	$0	$0	$12,240	$12,000	$0	$0
Marsico Growth FDP Fund	$31,163	$31,163	$0	$0	$12,240	$12,000	$0	$0
MFS Research International FDP Fund	$33,463	$33,463	$0	$0	$13,260	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

2

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable
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(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$15,402	$15,100
Invesco Value FDP Fund	$12,240	$12,000
Marsico Growth FDP Fund	$12,240	$12,000
MFS Research International FDP Fund	$13,260	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these

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controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
(a)(1)	Code of Ethics – See Item 2
(a)(2)	Certifications – Attached hereto
(a)(3)	Not Applicable
(b)	Certifications – Attached hereto
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: July 29, 2015

By:	/s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

FDP Series, Inc.

Date: July 29, 2015

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